UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

         |_|      Preliminary Proxy Statement
         |_|      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                  RULE 14A-6(E)(2)
         |X|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to ss.240.14a-12


                                VCA ANTECH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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Payment of Filing Fee (Check the appropriate box):

         |X|      No Fee Required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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         |_|      Fee paid with preliminary materials:

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         |_|      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing party:

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         (4)      Date filed:

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


VCA ANTECH, INC.
12401 WEST OLYMPIC BOULEVARD
LOS ANGELES, CALIFORNIA 90064-1022
WWW.VCAANTECH.COM



                             [VCA ANTECH, INC. LOGO]



April 27, 2006

Dear Fellow Stockholder:

     Our 2006 Annual Meeting will be held on Monday, June 5, 2006 at our corporate offices located at 12401 West Olympic Boulevard, Los Angeles, California 90064-1022. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2006 Annual Meeting of Stockholders and Proxy Statement.

     Your vote is important. Whether or not you plan to attend the meeting, I urge you to vote your shares as soon as possible. Instructions on the proxy card will tell you how to cast your vote. The Proxy Statement explains more about proxy voting. Please read it carefully.

         Thank you for your continued support of our company.

                                               Sincerely,

                                               /s/ Robert L. Antin
                                               ---------------------------------
                                               Robert L. Antin
                                               CHAIRMAN OF THE BOARD, CHIEF
                                               EXECUTIVE OFFICER AND PRESIDENT

                                VCA ANTECH, INC.


              _____________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              _____________________________________________________



TIME.................................................                  10:00 a.m. Pacific Time on Monday, June 5, 2006

PLACE................................................                  12401 West Olympic Boulevard
                                                                       Los Angeles, California 90064-1022

ITEMS OF BUSINESS....................................                  (1) To elect two Class I members of the Board of
                                                                           Directors for a term of three years.

                                                                       (2) To ratify the appointment of KPMG LLP as our
                                                                           independent registered public accounting firm for
                                                                           the year ending December 31, 2006.

                                                                       (3) To approve the VCA Antech, Inc. 2006 Equity
                                                                           Incentive Plan.

                                                                       (4) To transact any other business as may properly
                                                                           come before the Annual Meeting and any adjournment
                                                                           or postponement.

RECORD DATE..........................................                  You can vote if, at the close of business on April 7,
                                                                       2006, you were a stockholder of the Company.

PROXY VOTING.........................................                  All stockholders are cordially invited to attend the
                                                                       Annual Meeting in person. However, to ensure your
                                                                       representation at the Annual Meeting, you are urged
                                                                       to vote promptly by signing and returning the enclosed
                                                                       proxy card. If you hold your shares in street  name, you
                                                                       may also access the World Wide Web site indicated on
                                                                       your proxy card to vote via the Internet.




                                                                       /s/ Tomas W. Fuller
April 27, 2006                                                         ------------------------------------------------------
                                                                       Tomas W. Fuller
                                                                       CHIEF FINANCIAL OFFICER, VICE PRESIDENT AND SECRETARY

                                                TABLE OF CONTENTS


                                                                                                             PAGE
                                                                                                             -----
QUESTIONS AND ANSWERS                                                                                          1
---------------------
Q: Who may vote at the Annual Meeting?                                                                         1

Q: What items of business will be voted on at the Annual Meeting?                                              1

Q: How does the Board of Directors recommend that I vote?                                                      1

Q: How can I vote my shares in person at the Annual Meeting?                                                   1

Q: How can I vote my shares without attending the Annual Meeting?                                              2

Q: What happens if additional matters are presented at the Annual Meeting?                                     2

Q: What happens if I do not give specific voting instructions?                                                 2

Q: What happens if I abstain?                                                                                  3

Q: What is the quorum requirement for the Annual Meeting?                                                      3

Q: How can I change my vote after I return my proxy card?                                                      3

Q: What is the voting requirement to approve each of the items?                                                3

Q: Where can I find the voting results of the Annual Meeting?                                                  3

Q: How can I obtain a separate set of proxy materials?                                                         4

Q: Who pays for the cost of this proxy solicitation?                                                           4

Q: Is there a list of stockholders entitled to vote at the Annual Meeting?                                     4

Q: Are copies of the proxy materials and annual report available electronically?                               4

Q: What is the deadline to propose actions for consideration at next year's annual meeting?                    4

Q: How do I recommend a candidate for election as a director?                                                  5

Q: How can I communicate with the Board of Directors?                                                          5

CORPORATE GOVERNANCE                                                                                           6
--------------------

Corporate Governance Guidelines                                                                                6

Code of Ethics                                                                                                 6

Committee responsibilities                                                                                     6

Independence                                                                                                   6

Stockholder communication                                                                                      6

Director attendance at Annual Meetings                                                                         7

Executive sessions                                                                                             7

Outside advisors                                                                                               7

Director education                                                                                             7

ITEM 1:  ELECTION OF DIRECTORS                                                                                 8
------------------------------

Nominees                                                                                                       8

MANAGEMENT                                                                                                     9
----------




Directors and Executive Officers                                                                               9

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS                                                           10
----------------------------------------------------

Composition                                                                                                    10

Meetings and Committees                                                                                        10

Audit Committee                                                                                                11

Compensation Committee                                                                                         11

Nominating and Corporate Governance Committee                                                                  11

Director Attendance                                                                                            12

Directors' Compensation                                                                                        12

Compensation Committee Interlocks and Insider Participation                                                    13

ITEM 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC                                          14
---------------------------------------------------------------------
ACCOUNTING FIRM
---------------

AUDIT AND NON-AUDIT FEES                                                                                       15
------------------------

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services                             15

REPORT OF AUDIT COMMITTEE                                                                                      16
-------------------------

ITEM 3:  PROPOSAL TO APPROVE VCA ANTECH, INC. 2006 EQUITY INCENTIVE PLAN                                       18

Purpose of our 2006 Equity incentive Plan                                                                      18

Summary of our 2006 Equity Incentive Plan                                                                      18

Federal Income Tax Consequences of the Plan                                                                    23

New Plan Benefits                                                                                              26

EXECUTIVE COMPENSATION                                                                                         27
----------------------

Summary Compensation Table                                                                                     27

Option Grants in Fiscal 2005                                                                                   28

Aggregated Option Exercises in Fiscal 2005 and Option Values at Fiscal Year-End                                28

Summary of Equity Compensation Plan                                                                            29

Employment and Severance Agreements                                                                            29

REPORT OF COMPENSATION COMMITTEE                                                                               32
--------------------------------

PERFORMANCE GRAPH                                                                                              34
-----------------

CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS                                                     35
----------------------------------------------------------

Transactions with Zoasis Corporation                                                                           35

Legal Services                                                                                                 35

Section 16(a) Beneficial Ownership Reporting Compliance                                                        35

PRINCIPAL STOCKHOLDERS                                                                                         36
----------------------

APPENDIX A:  AUDIT COMMITTEE CHARTER
------------------------------------

APPENDIX B:  VCA ANTECH, INC. 2006 EQUITY INCENTIVE PLAN
---------------------------------------------------------


                                                                VCA ANTECH, INC.
                                                    12401 WEST OLYMPIC BOULEVARD
                                              LOS ANGELES, CALIFORNIA 90064-1022

PROXY STATEMENT
--------------------------------------------------------------------------------

     Our Board of Directors is soliciting proxies to be voted at the 2006 Annual Meeting of Stockholders, which we refer to as the "Annual Meeting," to be held on June 5, 2006. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

     Proxy materials, which include the Proxy Statement, proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which we refer to as the "2005 Annual Report," were mailed to our stockholders by us beginning April 27, 2006. In this Proxy Statement, VCA Antech, Inc. is referred to as the "Company," "VCA," "we," "us" and "our."

QUESTIONS AND ANSWERS
---------------------

Q:   WHO MAY VOTE AT THE ANNUAL MEETING?

A: You may vote your VCA common stock at the Annual Meeting if our records show that you owned your shares of common stock at the close of business on April 7, 2006, which we refer to as the "Record Date." At that time, there were 82,943,441 shares of common stock outstanding, and approximately 134 holders of record. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Q:   WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A:   There are three items of business scheduled to be voted on at the Annual
     Meeting:

     o    Election of two members to the Board of Directors;

     o Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2006; and

     o    Approval of our 2006 Equity Incentive Plan.

     We will also consider other business that comes properly before the Annual Meeting.

Q:   HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A:   Our Board of Directors recommends that you vote:

     o "FOR" the election of each of VCA's two nominees to the Board of Directors;

     o "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2006; and

     o    "FOR" approval of the VCA Antech, Inc. 2006 Equity Incentive Plan.

Q    HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A. If your shares are registered directly in your name with U.S. Stock Transfer Corporation, our "Transfer Agent," you are considered the stockholder of record with respect to those shares and the proxy materials, including the proxy card, are being sent directly to you by VCA. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you decide later on not to attend the Annual Meeting.

     Most stockholders of VCA hold their shares in street name through a broker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your broker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the Annual Meeting in order to vote in person.

Q    HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A. Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by using are on your proxy card. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that properly come before the Annual Meeting.

     A number of brokerage firms and banks offer Internet voting options. Specific instructions to be followed by owners of shares of common stock held in street name are set forth on the voting instruction card accompanying your proxy card. The Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from telephone companies and Internet access providers that must be borne by the stockholder.

Q:   WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxies, Robert L. Antin and Tomas W. Fuller, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q.   WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?

A. If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and, with respect to any other matters that properly come before the Annual Meeting, as the proxy holders may determine in their discretion.

     If you hold your shares through a broker, bank or other nominee and you do not provide your broker with specific voting instructions, under the NASDAQ National Market Rules, your broker will have the authority to vote your shares on routine matters, but not on non-routine matters. As a result:

     o Your broker will have the authority to vote your shares with respect to Item 1 (election of directors) and Item 2 (ratification of independent registered public accounting firm) because these matters are considered routine.

     o Your broker will not have the authority to vote your shares with respect to Item 3 (approval of our 2006 Equity Incentive Plan) because this matter is considered non-routine.

     As the items of business to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes "FOR" the election of each of VCA's two nominees to the Board of Directors and ratification of VCA's independent registered public accounting firm, but expressly states that the broker is NOT voting on the
     Item 3 (approval of our 2006 Equity Incentive Plan). The votes with respect to Item 3 in this case are referred to as "broker non-votes." In tabulating the voting result for any particular item, broker non-votes are not considered votes cast affirmatively or negatively on that item. Broker non-votes are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

Q.   WHAT HAPPENS IF I ABSTAIN?

A. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.

Q.   WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A. A majority of VCA's outstanding shares as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, or broker non-votes, if you:

     o    are present and voting at the Annual Meeting; or

     o    have properly submitted a proxy card or voted over the Internet.

Q.   HOW CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

A. You can revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by:

     o    written notice to the Secretary of the Company;

     o timely delivery of a valid, later-dated proxy or a later-dated vote on the Internet; or

     o    if you are a record holder, voting by ballot at the Annual Meeting.

Q.   WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE ITEMS?

A.
         Item 1--Election of directors                      The two people receiving the highest number of "FOR"
                                                            votes at the Annual Meeting will be elected

         Item 2--Ratification of appointment of             To be approved by the stockholders, this item must
         independent registered public accounting firm      receive the affirmative "FOR" vote of a majority of the
                                                            votes casts on this item at the Annual Meeting

         Item 3--VCA Antech, Inc. 2006 Equity Incentive     To be approved by the stockholders, this item must
         Plan                                               receive the affirmative "FOR" vote of a majority of the
                                                            votes cast on this item at the Annual Meeting


Q.   WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2006.

Q.   HOW CAN I OBTAIN A SEPARATE SET OF PROXY MATERIALS?

A. To reduce the expense of delivering duplicate proxy materials to our stockholders who may have more than one VCA common stock account, we are delivering only one set of the 2005 Annual Report and the Proxy Statement to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the proxy materials for each of these stockholders. If you share an address with another stockholder and have received only one set of proxy materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us to request future delivery of a single copy of these materials. You may contact us regarding these matters by writing or calling us at:

     VCA Antech, Inc.
     Attention:  Investor Relations
     12401 West Olympic Boulevard
     Los Angeles, California 90064-1022
     (310) 571-6500

Q.   WHO PAYS FOR THE COST OF THIS PROXY SOLICITATION?

A. We will pay the costs of the solicitation of proxies. We may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Q.   IS THERE A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A. The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices by contacting the Secretary of the Company.

Q.   ARE COPIES OF THE PROXY MATERIALS AND ANNUAL REPORT AVAILABLE
     ELECTRONICALLY?

A. The Notice of Annual Meeting and Proxy Statement and the 2005 Annual Report, which we refer to as the "Annual Report," are available on our web site at http://investor.vcaantech.com.

Q. WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING?

A. Any stockholder who intends to present a proposal at the 2007 Annual Meeting for inclusion in our Proxy Statement and proxy card relating to our 2007 Annual Meeting must submit his, her or its proposal to VCA Antech, Inc., c/o Office of Secretary, 12401 West Olympic Boulevard, Los Angeles, California 90064 by December 28, 2006. SEC rules and regulations provide that if the date of the Company's 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2007 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2007 Annual Meeting. Upon determination by the Company that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q.

     If a stockholder intends to present a proposal at our 2007 Annual Meeting, but does not intend to have it included in our Proxy Statement, the proposal must be delivered to our Secretary no earlier than March 7, 2007 and no later than April 6, 2007. If the date of our 2007 Annual Meeting is advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, the proposal must be delivered by the close of business on the tenth day following the day we publicly announce the date of our 2007 Annual Meeting. Furthermore, if a stockholder who presents a proposal (or a qualified representative of that stockholder) does not appear at the annual meeting of stockholders to present the proposal, the proposal will be disregarded, notwithstanding that proxies in respect of the proposal may have been received by the Company.

Q.   HOW DO I RECOMMEND A CANDIDATE FOR ELECTION AS A DIRECTOR?

A. Stockholders who wish to recommend a candidate for election as a director at our 2007 Annual Meeting must submit their recommendations no earlier than March 7, 2007 and no later than April 6, 2007. Stockholders may recommend candidates for consideration by the Board of Directors' Nominating and Corporate Governance Committee by providing written notice to VCA Antech, Inc., c/o Office of Secretary, 12401 West Olympic Boulevard, Los Angeles, California 90064. The written notice must provide the candidate's name, age, business and residence addresses, biographical data, including principal occupation, qualifications, the number and class of our shares, if any, beneficially owned by the candidate, and all other information regarding candidates required by Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any stockholder recommendation. Any stockholder who wishes to recommend a nominee for election as director must also provide his, her or its name and address, the number and class of shares beneficially owned by the stockholder, a description of all arrangements or understandings relating to the nomination among the stockholder making the nomination, the proposed nominee and any other person or persons (including their names), and all other information regarding the stockholder required by Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

     The Company will include a candidate recommended by a stockholder in its Proxy Statement only if the Nominating and Corporate Governance Committee, after evaluating the candidate, decides to propose the candidate to the Board, and the Board nominates the candidate. Furthermore, if a stockholder who recommends a nominee (or a qualified representative of that stockholder) does not appear at the annual meeting of stockholders to present the nomination, the nomination will be disregarded, notwithstanding that proxies in respect of the nomination may have been received by the Company.

Q.   HOW CAN I COMMUNICATE WITH THE BOARD OF DIRECTORS?

A. Stockholders may communicate with the Board of Directors by sending a letter to the Board of Directors of VCA Antech, Inc., c/o Office of the Secretary, 12401 West Olympic Boulevard, Los Angeles, California 90064. Each communication must contain a clear notation indicating that it is a "Stockholder -- Board Communication" or "Stockholder -- Director Communication," and each communication must identify the author as a stockholder. The office of the Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is similarly inappropriate. The office of the Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

CORPORATE GOVERNANCE

Our business is managed by our employees under the direction and oversight of the Board of Directors. Except for Mr. Antin, none of the members of our Board of Directors is an employee of VCA. We keep the members of our Board of Directors informed of our business through discussions with management, materials we provide to them, visits to our offices and their participation in Board of Directors and committee meetings.

We believe transparent, effective, and accountable corporate governance practices are key elements of our relationship with our stockholders. To help our stockholders understand our commitment to this relationship and our governance practices, several of our key governance initiatives are summarized below.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted Corporate Governance Guidelines which govern, among other things, criteria for membership on the Board of Directors, vacancies on the Board of Directors, director responsibilities, director education, and committee composition and charters. You can access these Corporate Governance Guidelines, along with other materials such as committee charters, on our website at http://investor.vcaantech.com.

CODE OF ETHICS

We have adopted a Code of Ethics and Business Conduct applicable to all of our employees as well as our directors and executive officers. Our Code of Ethics and Business Conduct is designed to set the standards of business conduct and ethics and to help directors and employees resolve ethical issues. Our Code of Ethics and Business Conduct applies to our Chief Executive Officer, Chief Financial Officer, all other senior financial executives, our directors when acting in their capacity as directors and to all of our employees. The purpose of our Code of Ethics and Business Conduct is to ensure to the greatest possible extent that our business is conducted in a consistently legal and ethical manner. Employees may submit concerns or complaints regarding audit, accounting, internal controls or other ethical issues on a confidential basis by means of an anonymous toll-free telephone call or email. We investigate all concerns and complaints. Our Code of Ethics and Business Conduct is posted on our website at http://investor.vcaantech.com.

We intend to disclose on our website amendments to, or waivers from, any provision of our Code of Ethics and Business Conduct which applies to our Chief Executive Officer, Chief Financial Officer, Principal Accounting
Officer/Controller and persons performing similar functions and amendments to, or waivers from, any provision which relates to any element of our Code of Ethics and Business Conduct described in Item 406(b) of Regulation S-K.

COMMITTEE RESPONSIBILITIES

VCA has three committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee meets regularly and has a written charter approved by the Board of Directors. See "Further Information Regarding Board of Directors - Meetings and Committees" contained elsewhere in this Proxy Statement.

INDEPENDENCE

NASDAQ rules require listed companies to have a board of directors with at least a majority of independent directors. Our Board of Directors has determined that four of our five current directors are independent under the NASDAQ National Market listing standards. Our independent directors are: John M. Baumer, John B. Chickering, Jr., John Heil and Frank Reddick. In addition, all of the directors currently serving on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent under the NASDAQ listing standards.

STOCKHOLDER COMMUNICATION

Stockholders may communicate with the Board of Directors by sending a letter to the Board of Directors of VCA Antech, Inc., c/o Office of the Secretary, 12401 West Olympic Boulevard, Los Angeles, California 90064. Each communication must contain a clear notation indicating that it is a "Stockholder -- Board Communication" or

"Stockholder -- Director Communication," and each communication must identify the author as a stockholder. The office of the Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is similarly inappropriate. The Office of the Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

All directors are encouraged to attend VCA's Annual Meetings of stockholders. Three of our directors attended our 2005 Annual Meeting of Stockholders.

EXECUTIVE SESSIONS

VCA's independent directors regularly meet in executive session without management present.

OUTSIDE ADVISORS

The Board of Directors, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee may each retain outside advisors and consultants of their choosing at VCA's expense.

DIRECTOR EDUCATION

On June 19-21, 2005, John B. Chickering, Jr. attended the (11th Annual) Directors' College, which is an Institutional Shareholder Services accredited director education program, held at Stanford Law School. Frank Reddick routinely participates in continuing legal education programs on corporate governance and board and board committee functions.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

We have five members on our Board of Directors. Four of the five members of our Board of Directors have been determined by our Board of Directors to meet the independence requirements of the NASDAQ National Market listing standards.

As provided in our Amended and Restated Certificate of Incorporation, the Board of Directors has been grouped into three classes, as nearly equal in number as possible, which are elected for staggered terms. Our Class I directors will be elected at this Annual Meeting and will hold office for three years until the 2009 Annual Meeting and thereafter until their successors are duly elected and qualified. The terms of our Class II directors expire at our 2007 Annual Meeting. The term of our Class III director expires at our 2008 Annual Meeting. In accordance with our Corporate Governance Guidelines, any director appointed to fill a vacant seat in a class other than the class of directors whose terms expire at the next annual meeting of stockholders will stand for re-election at the next annual meeting of stockholders.

Although we know of no reason why these nominees would not be able to serve, if a nominee is unavailable for election, the proxies will vote your common stock to approve the election of any substitute nominee proposed by our Nominating and Corporate Governance Committee. The Board of Directors may choose to reduce the size of the Board, as permitted by our Bylaws, provided we maintain the number of independent directors required by the listing standards of the NASDAQ National Market. The Board of Directors has no reason to believe that any of VCA's nominees will be unwilling or unable to serve if elected as director.

NOMINEES

Each of our nominees for election as a Class I Director, John M. Baumer and Frank Reddick, is currently a director, and each has agreed to be named in this Proxy Statement and to serve if elected.

The Board of Directors proposes the following two candidates for election as Class I directors:

                            CLASS I DIRECTOR NOMINEES
                            -------------------------

                                 John M. Baumer

                                  Frank Reddick

The principal occupation and certain other information about each nominee, our other directors and our executive officers are set forth on the following pages.

A plurality of the votes cast is required for election as a director. All proxies will be voted to approve the election of each nominee listed above unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE IDENTIFIED ABOVE.

MANAGEMENT
----------

DIRECTORS AND EXECUTIVE OFFICERS

The following persons serve as our directors:

DIRECTORS                                           AGE                         PRESENT POSITION
---------                                           ---                         -----------------

CLASS I DIRECTORS
-----------------
John M. Baumer...............................       38     Director
Frank Reddick................................       53     Director

CLASS II DIRECTOR
-----------------
Robert L. Antin..............................       56     Chairman of the Board

CLASS III DIRECTORS
-------------------
John B. Chickering, Jr.......................       57     Director
John Heil....................................       53     Director


The following persons serve as our executive officers:

EXECUTIVE OFFICERS                                  AGE                         PRESENT POSITION
------------------                                  ---                         ----------------

Robert L. Antin................................     56     Chief Executive Officer and President
Arthur J. Antin...............................      59     Chief Operating Officer and Senior Vice President
Neil Tauber...................................      55     Senior Vice President of Development
Tomas W. Fuller...............................      48     Chief Financial Officer, Vice President and Secretary
Dawn R. Olsen.................................      47     Principal Accounting Officer, Vice President and
                                                           Controller


Our executive officers are appointed by and serve at the discretion of our Board of Directors. Robert L. Antin and Arthur J. Antin are brothers. There are no other family relationships between any director and/or any executive officer.

ROBERT L. ANTIN, one of our founders, has served as our Chairman of the Board, Chief Executive Officer and President since our inception in 1986. From September 1983 to 1985, Mr. Antin was President, Chief Executive Officer, a director and co-founder of AlternaCare Corp., a publicly held company that owned, operated and developed freestanding out-patient surgical centers. From July 1978 until September 1983, Mr. Antin was an officer of American Medical International, Inc., an owner and operator of health care facilities. Mr. Antin received his MBA with a certification in hospital and health administration from Cornell University.

JOHN M. BAUMER has served as our director since September 2000. Mr. Baumer is a partner of Leonard Green & Partners, LP, where he has been employed since May 1999. Prior to joining Leonard Green & Partners, LP, he served as a Vice President in the Corporate Finance Division of Donaldson, Lufkin & Jenrette Securities Corporation, or DLJ, in Los Angeles. Prior to joining DLJ in 1995, Mr. Baumer worked at Fidelity Investments and Arthur Andersen LLP. Mr. Baumer currently serves on the boards of directors of FTD, Inc. and Leslie's Poolmart, Inc. Mr. Baumer is a 1990 graduate of the University of Notre Dame. He received his MBA from the Wharton School at the University of Pennsylvania.

JOHN B. CHICKERING, JR. has served as one of our directors since April 2004 and previously served as a director from 1988 to 2000. Mr. Chickering is a certified public accountant. Mr. Chickering is currently a private investor and independent consultant. Mr. Chickering served in a variety of executive positions within Time Warner, Inc. and Warner Bros., Inc., most recently as the Vice President--Financial Administration for Warner Bros. International Television Distribution until February 1996. Prior to his employment at Warner Bros., Mr. Chickering served as a staff accountant at KPMG Peat Marwick from August 1975 to June 1977. Mr. Chickering holds an MBA degree with emphasis in accounting and finance from Cornell University.

JOHN HEIL has served as one of our directors since February 2002 and previously served as a director from 1995 to 2000. Mr. Heil currently serves as President of United Pet Group, Inc., a global manufacturer and marketer of pet supplies and subsidiary of Spectrum Brands, Inc. Mr. Heil currently serves on Spectrum Brands' Executive Committee. Prior to joining United Pet Group, Mr. Heil spent twenty-five years with the H. J. Heinz Company in various executive and general management positions including President and Managing Director of Heinz Pet Products and President of Heinz Specialty Pet Foods. Mr. Heil holds a BA degree in economics from Lycoming College.

FRANK REDDICK has served as one of our directors since February 2002. For more than the past five years, Mr. Reddick has been a partner in Akin Gump Strauss Hauer & Feld LLP, a global, full service law firm. Mr. Reddick serves on the firm's national steering committee for the Corporate Finance & Mergers and Acquisitions section. Mr. Reddick is principally engaged in the practice of corporate and securities law, with a concentration on corporate finance, mergers and acquisitions, joint ventures and other strategic alliances. Mr. Reddick holds a JD from the University of California, Hastings College of the Law.

ARTHUR J. ANTIN, one of our founders, has served as our Chief Operating Officer and Senior Vice President since our inception. From 1986 until June 2004, Mr. Antin also served as our Secretary and as a director. From October 1983 to September 1986, Mr. Antin served as Director of Marketing/Investor Relations of AlternaCare Corp. At AlternaCare Corp., Mr. Antin developed and implemented marketing strategies for a network of outpatient surgical centers. Mr. Antin received an MA in Community Health from New York University.

NEIL TAUBER, one of our founders, has served as our Senior Vice President of Development since our inception. From 1984 to 1986, Mr. Tauber served as the Director of Corporate Development at AlternaCare Corp. At AlternaCare Corp., Mr. Tauber was responsible for the acquisition of new businesses and syndication to hospitals and physician groups. From 1981 to 1984, Mr. Tauber served as Chief Operating Officer of MDM Services, a wholly owned subsidiary of Mediq, a publicly held health care company, where he was responsible for operating and developing a network of retail dental centers and industrial medical clinics. Mr. Tauber holds an MBA from Wagner College.

TOMAS W. FULLER joined us in January 1988 and served as Vice President and Controller until November 1990 when he became Chief Financial Officer. In June 2004, Mr. Fuller became Secretary. From 1980 to 1987, Mr. Fuller worked at Arthur Andersen LLP, the last two years of which he served as audit manager. Mr. Fuller received his BA in business/economics from the University of California at Los Angeles.

DAWN R. OLSEN joined us in January 1997 as Vice President, Controller. In March 2004, Ms. Olsen became Principal Accounting Officer. From 1993 to 1996, Ms. Olsen served as Senior Vice President, Controller of Optel, Inc., a privately held telecommunications company. From 1987 to 1993, Ms. Olsen served as Assistant Controller and later as Vice President, Controller of Qintex Entertainment, Inc., a publicly held television film distribution and production company. From 1981 to 1987, Ms. Olsen worked at Arthur Andersen LLP, the last year of which she served as audit manager. Ms. Olsen currently serves on the board of the Women's Leadership Council in Los Angeles. Ms. Olsen is a certified public accountant and received her BS in business/accounting from California State University, Northridge.

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS
----------------------------------------------------

COMPOSITION

Four of the five members of our Board of Directors have been determined by our Board of Directors to meet the independence requirements of the NASDAQ National Market listing standards. We refer to each of these directors as an "independent director."

MEETINGS & COMMITTEES

During fiscal 2005, the Board of Directors held six meetings and acted two times by unanimous written consent. VCA's independent directors regularly meet in executive session without management present.

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, all of which are constituted solely of independent directors.

AUDIT COMMITTEE

The Audit Committee consists of John M. Baumer, John B. Chickering, Jr. (Chairman) and John Heil, each an independent director and each financially literate as required by the NASDAQ National Market listing standards. Mr. Chickering is the Chairman of the Audit Committee. Our Board of Directors has determined that Messrs. Baumer, Chickering and Heil qualify as "audit committee financial expert[s]" as that term is defined in Item 401(h) of Regulation S-K of the Securities and Exchange Act of 1934. During fiscal 2005, the Audit Committee held nine meetings.

Among other matters, the Audit Committee:

     o engages and replaces the independent registered public accounting firm as appropriate;

     o evaluates the performance of, independence of and pre-approves all services provided by the independent registered public accounting firm;

     o discusses with management, internal auditor and the independent registered public accounting firm the quality of our accounting principles and financial reporting; and

     o    oversees our internal controls.


Our Audit Committee charter is attached hereto as APPENDIX A and is posted on our website at http://investor.vcaantech.com.

COMPENSATION COMMITTEE

The Compensation Committee consists of John M. Baumer, John B. Chickering, Jr. and Frank Reddick (Chairman), each an independent director. During fiscal 2005, the Compensation Committee held three meetings and acted two times by unanimous written consent.

The principal responsibilities of the Compensation Committee are to:

     o assist the Board of Directors in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company;

     o    establish the compensation of all of our executive officers;

     o prepare a report of the Compensation Committee for inclusion in the Company's annual proxy statement; and

     o    administer the Company's equity incentive programs

Our Compensation Committee charter is posted on our website at http://investor.vcaantech.com.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee consists of John M. Baumer, John B. Chickering, Jr. and Frank Reddick (Chairman), each an independent director. During fiscal 2005, the Nominating and Corporate Governance Committee held one meeting.

The principal responsibilities of the Nominating and Corporate Governance Committee are to:

     o review the criteria for selection of new directors and nominees, including the establishment of procedures for the review of potential nominees proposed by stockholders and review with our Board of Directors the desired mix of experience, skills and other qualities;

     o propose to the Board of Directors a slate of nominees for election by the stockholders at our Annual Meetings; and

     o review and reassess the adequacy of the Corporate Governance Guidelines and recommend any proposed changes to the Board of Directors.

Our Nominating and Corporate Governance Committee charter is posted on our website at http://investor.vcaantech.com.

In considering director candidates, the Nominating and Corporate Governance Committee considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met in order to be recommended as a nominee. The Nominating and Corporate Governance Committee does believe, however, that all members of the Board of Directors should have high personal and professional ethics, integrity, practical wisdom and mature judgment, no conflict of interest that would interfere with their performance as a director of a public corporation, a commitment to serve on the Board of Directors over a period of several years, a willingness to represent the best interests of all stockholders and objectively appraise management performance and sufficient time to devote to matters of the Board of Directors.

Our Nominating and Corporate Governance Committee may employ a variety of methods for identifying and evaluating nominees for director, including stockholder recommendations. The Nominating and Corporate Governance Committee considers candidates recommended by our stockholders, provided that the recommendations are made in accordance with the procedures required under our Bylaws, as summarized in the "Questions and Answers" section of this Proxy Statement. If vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director who may come to the Nominating and Corporate Governance Committee's attention through current members of the Board of Directors, professional search firms or consultants, stockholders, or other persons. The Nominating and Corporate Governance Committee may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. In 2005, no professional search firms or consultants were retained and, accordingly, no fees were paid in this regard to professional search firms or consultants in 2005. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who made the recommendation for consideration.

DIRECTOR ATTENDANCE

All incumbent directors, except for John Heil, attended 75% or more of all the meetings of the Board of Directors. All incumbent directors attended 75% or more of all the meetings of those committees on which they served in fiscal 2005. The Company encourages, but does not require, all incumbent directors and director nominees to attend our Annual Meetings of stockholders. Three of our directors attended our 2005 Annual Meeting of Stockholders.

DIRECTORS' COMPENSATION

In March 2006, the Board of Directors adopted a new compensation program for its non-employee directors. Our current non-employee director compensation program is as follows:

         ANNUAL RETAINER

We pay our non-employee directors $10,000 per year, paid quarterly in arrears, $2,000 for each Board of Directors meeting attended in person or committee meeting attended in person which is not held on the same day as a Board of Directors meeting, including reimbursement for out-of-pocket expenses incurred in attending, and $1,000 for each Board of Directors meeting attended telephonically or committee meeting attended telephonically which is not held on the same day as a Board of Directors meeting. We pay the Chairman of our Audit Committee an additional $10,000 per year, paid quarterly in arrears. No employee director receives compensation for his or her service as a member of our Board of Directors.

         STOCK OPTIONS

Upon appointment to the Board of Directors, each non-employee director receives an initial grant of options to purchase 8,000 shares of common stock with an exercise price equal to the closing market price of our common stock as quoted by NASDAQ on the business day prior to the date of grant, which options vest in thirty-six monthly installments beginning the first month after the date of grant. If the date of grant is less than twelve months from the next annual meeting of stockholders, the number of options granted will be reduced on a pro-rata basis, based upon the number of months until the next annual meeting of stockholders (e.g., if a non-employee director is appointed January 1 and the next annual meeting of stockholders is April 1, that non-employee director will receive options to purchase 2,000 shares of our common stock).

In addition, each non-employee director receives an annual automatic grant of options to purchase 8,000 shares of common stock on the date of the annual meeting of stockholders with an exercise price equal to the closing market price of our common stock as quoted by NASDAQ on the business day prior to the date of grant, which options vest in thirty-six monthly installments beginning the first month after the date of grant. With respect to the grants to be made on the date of the 2006 Annual Meeting, the option grant to each non-employee director shall be increased or decreased on a pro-rata basis depending on whether the last grant to that non-employee director was more or less than twelve months from the date of the 2006 Annual Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2005, the Compensation Committee of our Board of Directors consisted of John B. Chickering, Jr., John M. Baumer and Frank Reddick. None of these individuals was one of our officers or employees at any time during fiscal 2005. Mr. Reddick is a partner at Akin Gump Strauss Hauer & Feld LLP, which provided legal services to us during fiscal 2005 and is providing legal services to us in fiscal 2006. Nevertheless, Mr. Reddick is not disqualified from serving as an independent director on our Board of Directors under the NASDAQ National Market listing standards because of the relatively small amount of fees we paid to Akin Gump Strauss Hauer & Feld LLP in fiscal years 2005, 2004 and 2003 in relation to our total revenues and the total revenues of Akin Gump Strauss Hauer & Feld LLP for those same periods. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Audit Committee has engaged the firm of KPMG LLP to continue to serve as our independent registered public accounting firm for the current fiscal year ending December 31, 2006. KPMG LLP has served as VCA's principal independent registered public accounting firm since June 14, 2002.

We are asking the stockholders to ratify the appointment of KPMG LLP as our independent public accounting firm for the fiscal year ending December 31, 2006. The ratification of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006, will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All proxies will be voted to approve the appointment unless a contrary vote is indicated on the enclosed proxy card.

We anticipate that a representative of KPMG LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. The representative of KPMG LLP will be afforded an opportunity to make a statement if he or she so desires at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT AND NON-AUDIT FEES
------------------------

The following table sets forth the aggregate fees billed to us by KPMG LLP, our independent registered public accounting firm, for professional services rendered during the fiscal years ended December 31, 2005 and 2004.

                                                               2005                         2004
                                                            ------------                 ------------
                Audit Fees                                   $1,299,500                   $1,043,848
                Audit Related Fees (1)                                -                      334,436
                All Other Fees (2)                                3,289                            -
                                                            ------------                 ------------
                Total                                        $1,302,789                   $1,378,284

----------------
     (1) Consists of $102,356 for due diligence work related to the acquisition of National PetCare Centers, Inc., $82,080 for due diligence work related to the acquisition of Sound Technologies, Inc. and $150,000 for services in connection with our registration statement on Form S-3 and related prospectus filings in 2004.

     (2) Consists of miscellaneous consulting services provided by KPMG LLP in 2005.


POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT
SERVICES

The Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy with respect to the pre-approval of audit and permissible non-audit services and fees provided by the independent registered public accounting firm. The Audit Committee's pre-approval policy requires that all audit and permissible non-audit services and fees be pre-approved by the Audit Committee. Specific pre-approval is not required for permissible non-audit services provided that they:

     o do not, in the aggregate, amount to more than five percent of total revenues paid by the Company to the independent registered public accounting firm in the fiscal year in which the services are provided;

     o were not recognized by the Company as non-audit services at the time of the relevant engagement; and

     o are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its designated representatives) prior to the completion of the annual audit.

Pursuant to the pre-approval policy, the Audit Committee's Chairman is delegated the authority to pre-approve audit services and fees, provided he reports those approvals at the next meeting of the Audit Committee. The term of any pre-approval granted by the Audit Committee with respect to a given service is twelve months. All fees in excess of pre-approved levels require specific pre-approval by the Audit Committee. All audit and permissible non-audit services provided to us in 2005 were approved by the Audit Committee.

REPORT OF AUDIT COMMITTEE
-------------------------

     THE INFORMATION IN THIS AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL," OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION OR TO BE SUBJECT TO REGULATION 14A OR 14C AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, OR TO THE LIABILITIES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934.

During fiscal year 2005, the Audit Committee consisted of Messrs. Baumer, Chickering and Heil. Mr. Chickering is the Chairman of the Committee and a financial expert. Messrs. Baumer and Heil are also financial experts. All members of the Committee are independent within the meaning of the NASDAQ listing standards.

The Committee is responsible for overseeing, on behalf of the Board of Directors, the Company's accounting and financial reporting process and the audits of VCA's financial statements. As set forth in its charter, the Committee acts only in an oversight capacity and relies on the work and assurances of management, which has the primary responsibility for the financial reporting process, including the system of internal controls, and the financial statements.

The Committee met nine times in person or by telephone during fiscal 2005. During the course of some of these meetings, the Committee met and held executive sessions with management, the internal auditor and the independent registered public accounting firm regarding the fair and complete presentation of the Company's results.

The Committee believes that a candid, substantive and focused dialogue with the internal auditor and the independent registered public accounting firm is fundamental to the Committee's oversight responsibilities. To support this belief and as required by its charter, the Committee periodically, and at least once a year, meets separately with the internal auditor and KPMG LLP, without management present. In the course of its discussions in these meetings, the Committee asked a number of questions intended to bring to light any areas of potential concern related to VCA's financial reporting and internal controls.

The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

The Committee reviewed and discussed with management the Company's policies with respect to risk assessment and risk management.

The Committee received from KPMG LLP its attestation report on management's assessment of internal control over financial reporting and its report on VCA's internal control over financial reporting. The Committee reviewed and discussed the results of management's assessment and KPMG LLP's attestation as part of its oversight responsibility.

In addition, the Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Committee has discussed with the independent registered public accounting firm the independent accountant's independence from the Company and its management. The Committee also has considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with the accountant's independence. The Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its audit.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange

Commission. In addition, the Committee has selected and engaged KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

                                                     Audit Committee

                                                     JOHN M. BAUMER
                                                     JOHN B. CHICKERING, JR.
                                                     JOHN HEIL

ITEM 3:  PROPOSAL TO APPROVE VCA ANTECH, INC. 2006 EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------

We are asking you to approve the VCA Antech, Inc. 2006 Equity Incentive Plan, which we refer to as the "2006 Equity Incentive Plan" or the "Plan," as set forth in APPENDIX B to this Proxy Statement. The Plan became effective upon approval by the Board of Directors, but no award under the Plan may be exercised (or, in the case of stock awards, granted) until the Plan is approved by the stockholders of the Company. The Plan was unanimously approved by our Board of Directors on March 7, 2006, which we refer to as the "Effective Date."

Subject to stockholder approval of the Plan, the Board has amended the Amended and Restated 1996 Stock Incentive Plan and the 2001 Stock Incentive Plan, which we refer to as the "Existing Plans," to provide that no additional awards may be granted under the Existing Plans. The burn rate (i.e., the number of shares of common stock covered by awards granted by the Company during the fiscal year divided by the shares of common stock outstanding as set forth in the balance sheet at fiscal year end) for fiscal years 2005, 2004 and 2003 was 1.89%, 2.72% and 0.15%, respectively. Our Compensation Committee intends to limit awards under the Plan so that, on any measurement date, the average burn rate over the succeeding three fiscal years never exceeds the higher of (i) 2% of the Company's outstanding common stock, or (ii) the mean plus one standard deviation of the Company's Global Industry Classification Standards peer group burn rate.

As of the Effective Date, there were 6,040,274 shares subject to outstanding options granted under the Existing Plans, which we refer to as "Prior Outstanding Options," and there were an additional 383,000 shares that were available for grant under the Existing Plans but which were not the subject of outstanding options or other awards, which we refer to as "Available Shares." The number of Available Shares shall be included as shares reserved for awards under the Plan. In addition, shares of common stock underlying Prior Outstanding Options shall also become available to increase the number of shares available for awards under the Plan if the Prior Outstanding Options expire, are forfeited, cancelled or terminated for any reason without being exercised in full. Thus, the maximum aggregate number of shares of common stock that may be issued under the Plan to our employees, directors and consultants and those of our affiliates is (a) 6,000,000 newly authorized shares of common stock; plus
(b) 383,000 Available Shares; and (c) any shares of common stock underlying Prior Outstanding Options that expire, are forfeited, cancelled or terminate for any reason without having been exercised in full.

The awards granted under the Plan shall be exercisable upon approval of the Plan by the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All proxies will be voted to approve the Plan unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN.

PURPOSE OF OUR 2006 EQUITY INCENTIVE PLAN

Approval of the 2006 Equity Incentive Plan is intended to enable VCA, and its affiliates, to obtain and retain the services of the types of employees, consultants and directors who will contribute to the Company's long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all of our stockholders.

SUMMARY OF OUR 2006 EQUITY INCENTIVE PLAN

The following summary of our 2006 Equity Incentive Plan is qualified by reference to the full text of the Plan, which is attached as APPENDIX B to this Proxy Statement.

         ELIGIBILITY

The term "Awards" as used in this Item 3 of the Proxy Statement includes incentive stock options, nonstatutory stock options, restricted awards, performance awards, stock appreciation rights and 409A awards granted under the Plan. Our employees, consultants and directors and those of our affiliates are eligible for Awards, PROVIDED that incentive stock options may be granted only to employees. All other Awards, including nonstatutory stock options, restricted awards, performance awards, stock appreciation rights and 409A awards, may be granted to our employees, directors and consultants and those of our affiliates. In addition, the maximum number of shares with respect to which Awards can be granted to any employee in any fiscal year is limited to 500,000 shares.

         ADMINISTRATION OF THE PLAN

The Board of Directors shall administer the Plan, until the Board of Directors delegates the administration of the Plan to a committee. The Board of Directors has delegated the administration of the Plan to the Compensation Committee, who will administer the Plan with respect to Awards and to whom we refer as the "Administrator."

The Administrator has the authority to:

     o    construe and interpret the Plan and apply its provisions;

     o promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

     o authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

     o delegate its authority to one or more officers of the Company with respect to Awards that do not involve the Company's chief executive officer, or the four other highest compensated officers of the Company, or "insiders" within the meaning of Section 16 of the Exchange Act, subject to specified limits on the number of shares that may be granted pursuant to that delegation;

     o    determine when Awards are to be granted under the Plan;

     o from time to time, to select, subject to the limitations set forth in this Plan, those people to whom Awards shall be granted;

     o determine the number of shares of common stock to be made subject to each Award;

     o determine whether each option is to be an incentive stock option or a nonstatutory stock option;

     o prescribe the terms and conditions of each award, including, without limitation, the exercise price and medium of payment, vesting provisions and right of repurchase provisions, and to specify the provisions of the award agreement relating to that grant or sale;

     o amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding award, subject to certain limitations;

     o determine the duration and purpose of leaves of absences which may be granted to a person without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to employees under the Company's employment policies;

     o make decisions with respect to outstanding options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and

     o exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

The Administrator also may modify the purchase price or the exercise price of any outstanding Award, PROVIDED that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

         POTENTIAL DILUTION

As shown in the table on page 29 of this Proxy Statement, at December 31, 2005, approximately 383,000 shares remained issuable under the Company's Existing Plans. The total number of shares of common stock currently available for issuance under the Plan, which includes (a) 6,000,000 newly authorized shares of common stock plus

(b) 383,000 Available Shares, represent approximately 7.7% percent of the Company's outstanding shares on March 31, 2006. This percentage does not include any shares of common stock underlying Prior Outstanding Options that may expire, be forfeited, cancelled or terminate for any reason without having been exercised in full and, as a result, become available to increase the number of shares of common stock available for Awards under the Plan. The closing price per share of our common stock on March 31, 2006 as quoted on the NASDAQ Stock Market's National Market was $28.48.

         AWARDS AND TERMS

         TYPES OF AWARDS
         ---------------

The following awards may be granted under the Plan: (i) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the "Code," (ii) non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences, (iii) restricted stock awards consisting of shares of common stock that are subject to a substantial risk of forfeiture (vesting) restriction for some period of time, (iv) unrestricted stock awards that are free of any vesting restrictions, (v) performance awards entitling the recipient to acquire shares of common stock or to vest in shares of common stock upon the attainment of specified performance goals and (vi) stock appreciation rights.

         OPTIONS
         -------

          o EXERCISE PRICE--Subject to certain exceptions, the exercise price of an incentive stock option or a nonstatutory stock option, which we refer to collectively as "options," shall be at least 100% of the fair market value of the common stock subject to that option on the date that option is granted, PROVIDED that the exercise price of an incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, or of any of our affiliates, shall be at least 110% of the fair market value of the common stock subject to that option on the date of grant.

          o EXPIRATION DATE--No incentive stock option shall be exercisable after the expiration of ten years from the date it was granted, PROVIDED that an incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, or of any of our affiliates, shall not be exercisable after the expiration of five years from the date of grant.

          o CONSIDERATION--The exercise price for common stock acquired pursuant to an option shall be paid either (a) in cash or by certified or bank check at the time the option is exercised or
               (b) upon those terms as the Administrator shall approve. The exercise price may be paid: (i) by delivery to the Company of other common stock, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the exercise price due for the number of shares being acquired, or by means of attestation whereby the participant identifies for delivery specific shares of common stock that have been held for more than six months (or a longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a fair market value on the date of attestation equal to the exercise price and receives a number of shares of common stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of common stock, which we refer to as a "Stock for Stock Exchange;" (ii) during any period for which the common stock is publicly traded, by a copy of instructions to a broker directing the broker to sell the common stock for which the option is exercised, and to remit to the Company the aggregate exercise price of the options; and (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note, PROVIDED that during any period during which our common stock is publicly traded, an exercise with a promissory note or other transaction by a director or an executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by us, or our affiliates, in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under the Plan.

          o VESTING--The standard forms of option and restricted award agreements provide for 50% vesting on the fourth year anniversary of the vesting commencement date and the remaining 50% vesting on the fifth year anniversary of the vesting commencement date. The Administrator may provide for an acceleration of vesting and exercisability in the terms of any option agreement upon the occurrence of any specified event.

          o TRANSFERABILITY--An incentive stock option is only transferable by will or by the laws of descent and distribution, and shall only be exercisable during the lifetime of the optionholder by the optionholder.

               A nonstatutory stock option may be transferable to a permitted transferee upon written approval by the Administrator to the extent provided in the option agreement. If a nonstatutory stock option does not provide for transferability, then the nonstatutory stock option shall only be transferable by will or by the laws of descent and distribution, and shall only be exercisable during the lifetime of the optionholder by the optionholder.

          o TERMINATION--Unless otherwise provided in an option agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an optionholder's continuous service with the Company or its affiliates terminates (other than upon the optionholder's death or disability or termination by the Company for cause), the optionholder may exercise his or her option (to the extent that the optionholder was entitled to exercise the option as of the date of termination) within that period of time ending on the earlier of (a) the date three months following the termination of the optionholder's continuous service, or (b) the expiration of the term of the option as set forth in the option agreement. Unless otherwise provided in an option agreement or in an employment agreement, or subject to certain other exceptions set forth in the Plan, outstanding options that are not exercisable at the time an optionholder's continuous service terminates for any reason other than for cause (including an optionholder's death or disability) shall be forfeited and expire at the close of business on the date of the termination. If the optionholder's continuous service terminates for cause, all outstanding options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of the termination for cause.

         RESTRICTED AWARDS
         -----------------

          o PURCHASE PRICE--The Administrator shall determine the purchase price, if any, of the restricted awards, which may be stated as cash, property or prior services.

          o CONSIDERATION--The consideration for common stock acquired pursuant to a restricted award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior services that the Administrator determines have a value at least equal to the fair market value of the common stock.

          o VESTING--Shares of common stock acquired under a restricted award may be subject to a restricted period that specifies a right of repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any restricted award, at any time, including in the event a change in control occurs.

          o TRANSFERABILITY--Shares of common stock acquired under a restricted award shall not be transferable by the participant until that time as the shares vest and the restrictions imposed by the terms and conditions set forth in the award agreement lapse.

          o TERMINATION--Unless otherwise provided in a restricted award or in an employment agreement the terms of which have been approved by the Administrator, in the event a participant's continuous service terminates for any reason, the Company may exercise its right of repurchase or otherwise reacquire, or the participant shall forfeit the unvested portion of a restricted award acquired in consideration of prior or future services, and any or all of the shares of common stock held by the participant which have not vested as of the date of termination under the terms of the restricted award shall be forfeited and the participant shall have no rights with respect to the award.

         PERFORMANCE AWARDS
         ------------------

          o PERFORMANCE GOALS--The Administrator in its sole discretion shall determine the performance goals applicable to each Award and the periods during which the performance is to be measured. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares under the performance award that will be granted or will vest if the performance goal is attained. Performance goals shall meet the requirements of Section 162(m) of the Code.

          o TRANSFERABILITY--Performance awards and all rights with respect to a performance award may not be sold, assigned, transferred, pledged or otherwise encumbered.

          o TERMINATION--A participant's rights in a performance award shall automatically terminate upon the participant's termination of employment (or business relationship) with the Company and its affiliates for any reason.

          o ACCELERATION--At any time prior to the participant's termination of employment (or other business relationship) by us or our affiliates, the Administrator may in its sole discretion accelerate, waive, or amend any or all of the goals, restrictions or conditions imposed under any performance award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any performance award at any time, including in the event a change in control occurs.

         STOCK APPRECIATION RIGHTS
         -------------------------

          o RESTRICTIONS ON GRANT--A stock appreciation right entitles the holder to receive the appreciation in the value of the common stock underlying the stock appreciation right. Stock appreciation rights may be granted alone, or provided certain requirements are met, in tandem with all or part of an option granted under the Plan. A stock appreciation right may only be granted if the stock appreciation right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or
               (ii) satisfies the requirements for nonqualified deferred compensation under Section 409A of the Code.

          o EXERCISE--The Administrator has discretion to settle the exercise of a stock appreciation right in stock or in cash. Generally, stock appreciation rights will be settled for stock and the participant shall have no right to receive a cash settlement. However, a participant may request that an exercise be settled in cash by a written request filed with VCA's Secretary during the period beginning on the third business day following the date of release for publication by VCA of quarterly or annual summary statements of earnings and ending on the twelfth business day following that date. Upon exercise of a stock appreciation right, the holder shall be entitled to receive from the Company, a number of shares of common stock, or in the discretion of the Administrator cash, with a value equal to the product of (i) the excess of the fair market value, on the date of the written request, of one share of common stock over the stock appreciation right exercise price per share specified in the stock appreciation right or its related option, multiplied by (ii) the number of shares for which the stock appreciation right shall be exercised.

          o EXERCISE PRICE--The exercise price of a stock appreciation right granted by itself shall be determined by the Administrator, but shall not be less than 100% of the fair market value of one share of common stock on the date of grant of the stock appreciation right. A stock appreciation right granted with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option.

         TERM

No award may be made under the Plan after March 6, 2016.

         AMENDMENT OF THE PLAN

The Board of Directors may at any time amend or terminate the Plan, subject to approval by our stockholders to the extent stockholder approval is necessary under any applicable law or any NASDAQ listing standards. Subject to certain exceptions, an amendment of the Plan shall not impair the rights under any award granted before an amendment of the Plan unless (a) we request the consent of the participants under the Plan and (b) the participants consent in writing. However, the cancellation of an Award in exchange for cash equal to the fair market value of vested stock, or, in the case of options, the difference between the fair market value and the exercise price of the vested options that are subject to exercise shall not be an impairment that requires consent.

         AMENDMENT OF AWARDS

The Administrator may at any time amend the terms of one or more Awards, provided that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any award unless (a) the Company requests the consent of the participant and (b) the participant consents in writing. However, the cancellation of an Award in exchange for cash equal to the fair market value of vested stock, or, in the case of options, the difference between the fair market value and the exercise price of the vested options that are subject to exercise shall not be an impairment that requires consent.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

The following is a discussion of material U.S. federal income tax consequences to participants in the Plan. This discussion is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and rulings of the Internal Revenue Service in effect on the date of this Proxy Statement. This discussion does not purport to be complete, and does not cover, among other things, state, local, or foreign tax treatment of participation in the Plan. Furthermore, differences in participants' financial situations may cause federal, state, and local tax consequences of participation in the Plan to vary.

NON-QUALIFIED OPTIONS AND STOCK APPRECIATION RIGHTS. Under current federal income tax law, the grant of a non-qualified option or a stock appreciation right under the Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option or a stock appreciation right granted under the Plan, the excess of the fair market value of the stock at the date of exercise over the option price, which we refer to as the "Spread," is taxable to the participant as ordinary income. All amounts taxable to a participant are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company which includes the end of the taxable year in which the participant includes an amount in income.

Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for "performance based compensation" as defined in the Code and subject to certain transition provisions. The Company currently has structured the Plan and stock option and stock appreciation rights grants to senior executive officers who may be subject to Section 162(m) in a manner that is intended to satisfy the performance-based compensation exception. However, the Company reserves the authority to award non-deductible compensation as it deems appropriate. In addition, notwithstanding the Company's efforts, ambiguities and uncertainties regarding the application and interpretation of Section 162(m) make it impossible to provide assurance that performance-based compensation will, in fact, satisfy the requirements for deductibility under Section 162(m). Thus, Section 162(m) could limit the deductibility of compensation related to the exercise of options granted under the Plan.

Generally, the shares received on exercise of an option or stock appreciation right under the Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the participant will recognize income on the date of exercise of a non-qualified stock option or stock appreciation right. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of awards will not be considered a purchase and the exercise of the awards to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

The taxable income resulting from the exercise of a non-qualified stock option or a stock appreciation right will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the participant's other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company common stock acquired is the exercise price plus the taxable income recognized. A participant will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option or a stock appreciation right in an amount equal to the difference between the amount realized and the tax basis of the shares. The gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

INCENTIVE STOCK OPTIONS. There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). However, incentive stock option treatment will only be available if the participant has been an employee of the Company or its subsidiaries within three months of the date of exercise. Generally, the Company receives no deduction at the time of exercise.

In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the participant must recognize only a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition, which we refer to as a "disqualifying disposition." The amount of the ordinary income generally is determined under the rules applicable to non-qualified options (see above) based on the Spread at the date of exercise. However, the ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm's-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income, which we refer to as "AMTI," for the year of exercise. If a taxpayer's AMTI exceeds an exemption amount equal to $58,000 in the case of a married individual filing a joint return ($40,250 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

PAYMENT OF OPTION EXERCISE PRICE IN SHARES. To the extent an optionee pays all or part of the option exercise price of a non-qualified stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that no income will be recognized on the number of shares of common stock received upon exercise which is equal to the number of shares surrendered in payment of the option price and the exchanged shares will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon exercise will have a tax basis equal to the amount of ordinary income recognized on exercise and a holding period which commences on the day following the date of recognition of the income. Under Treasury regulations, if an optionee exercises an incentive stock option by tendering shares of Company common stock previously acquired by the exercise of an incentive stock option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

RESTRICTED STOCK AWARDS. Stock granted under the Plan may, in the determination of the Administrator, be subject to rights of repurchase and other transfer restrictions. The tax consequences of stock granted under the Plan depends on whether the stock is subject to restrictions and if so, whether the restrictions are deemed to create a "substantial risk of forfeiture" under Code Section 83 (for example, stock granted under the Plan which is subject to our right to repurchase the stock at a price that is less than fair market value which right lapses over a period of continued employment is considered a "substantial risk of forfeiture" under Code Section 83).

If stock is not subject to a "substantial risk of forfeiture," the recipient normally will recognize taxable ordinary income equal to the value of the stock in the year in which the stock is granted less the amount paid for that stock. If the stock is subject to a "substantial risk of forfeiture," the recipient normally will recognize taxable ordinary income as and when the "substantial risk of forfeiture" lapses in the amount of the fair market value of the shares no longer subject to the "substantial risk of forfeiture" less the amount paid for the stock. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long or short-term depending on how long the recipient held the stock.

A recipient of stock subject to a "substantial risk of forfeiture" may make an election under Code Section 83(b) to recognize ordinary income in the year the recipient purchases the restricted stock, rather than waiting until the "substantial risk of forfeiture" lapses. If the stock recipient makes a Section 83(b) election, the recipient will be required to recognize as ordinary income in the year the recipient purchases the stock the difference, if any, between the fair market value of the stock on the purchase date and the purchase price paid. If the stock recipient makes a Section 83(b) election, the recipient will not be required to recognize any income when the "substantial risk of forfeiture" lapses.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the stock recipient.

COMPLIANCE WITH SECTION 409A OF THE CODE. Code Section 409A imposes requirements on nonqualified deferred compensation plans. The requirements include the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to satisfy these requirements may result in the immediate taxation of the arrangement when there is substantial risk of forfeiture, the imposition of an additional 20% income tax on the participant and the possible imposition of penalty interest on the unpaid tax. Proposed regulations generally provide that the type of equity incentives provided under the Plan will not be considered nonqualified deferred compensation. However, some awards could be covered by Section 409A of the Code. For example, the grant or modification of a stock option or stock appreciation right with an exercise price less than fair market value of the underlying common stock could constitute nonqualified deferred compensation. In that event, the Administrator normally would expect to design and administer that award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant. Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Plan.

In the event that a grant or award under the Plan is granted with an exercise price less than the fair market value of the common stock subject to the grant or award on the grant date (regardless of whether or not the exercise price is intentionally or unintentionally priced at less than fair market value, or the grant is materially modified and deemed a new grant at a time when the fair market value exceeds the exercise price) or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, which we refer to as a "409A Award," then the following additional conditions shall apply to the grant or award and shall supersede any contrary provision of the Plan:

          (1) A 409A Award shall not be exercisable or distributable until the earlier of:

               (a) A specified time or a fixed schedule set forth in the award agreement or, if the award agreement does not specify a fixed time or schedule, the date that is the fifth anniversary of the award or grant date;

               (b) Separation of service; PROVIDED, HOWEVER, that if the 409A Award recipient is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and the Company's stock is publicly traded on an established securities market or otherwise, exercise or distribution may not be made before the date which is six months after the date of separation of service;

               (c)  The date of the participant's death;

               (d)  The date the participant becomes disabled;

               (e)  The occurrence of an unforeseeable financial emergency; or

               (f)  The occurrence of a change in control event.

          (2) The term of a 409A Award shall expire and that award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Company's taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A Award recipient's taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of ten years from the date of the 409A Award was granted or (ii) the term specified in the 409A Award agreement.

          (3) A 409A Award may not be accelerated or exercised prior to the times noted above in paragraph (1), except (a) to an individual other than the participant as may be necessary to comply with the terms of a domestic relations order, (b) to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code) or (c) upon a change in control event or to terminate the Plan or any 409A Award within 12 months of the change in control event and cancel the 409A Award for compensation.

NEW PLAN BENEFITS

The number of Awards (i) that would have been received by or allocated to our executive officers, directors and employees for fiscal 2005 if the Plan had been in effect and (ii) that will be received by or allocated to our executive officers, directors and employees under the Plan is undeterminable because the Awards under the Plan are discretionary.

EXECUTIVE COMPENSATION
----------------------

SUMMARY COMPENSATION TABLE

The following table sets forth, as to our Chief Executive Officer and as to each of our other four most highly compensated executive officers whose compensation exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to us in all capacities for each of the three years ended December 31 indicated below. We refer to these officers as the Named Executive Officers.

                                                    ANNUAL COMPENSATION           LONG-TERM
                                                                                COMPENSATION;
                                                                                    AWARDS;
                                                                OTHER ANNUAL  SECURITIES UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR     SALARY     BONUS    COMPENSATION (1)  OPTIONS (#)(2)    COMPENSATION (3)
---------------------------        ----     ------     -----    ----------------  --------------    ----------------

Robert L. Antin (4)...........     2005   $562,432   $700,000                        --                $1,487
   Chairman of the Board,          2004    562,432    562,432                      425,000              1,440
   Chief Executive Officer         2003    540,800    540,800                        --                 1,320
   and President

Arthur J. Antin (4)...........     2005    459,476    445,500                        --                 1,487
   Chief Operating Officer and     2004    449,946    404,951                      175,000              1,440
   Senior Vice President           2003    432,640    389,376                        --                 1,320


Neil Tauber (4)...............     2005    304,639    238,000                        --                 1,487
   Senior Vice President of        2004    295,152    206,606                      175,000              1,440
   Development                     2003    268,320    187,824                        --                 1,320

Tomas W. Fuller (4)...........     2005    280,367    238,000                        --                 1,007
   Chief Financial Officer, Vice   2004    264,368    185,058                      175,000              1,440
   President and Secretary         2003    254,200    177,940                        --                 1,320

Dawn R. Olsen.................     2005    189,801     53,750                      30,000               1,007
   Principal Accounting Officer,   2004    183,040     60,000                      40,000               1,186
   Vice President & Controller     2003    173,325     27,456                        --                 1,320

---------------
     (1) In accordance with SEC rules, disclosure is omitted where total Other Annual Compensation does not exceed $50,000. The Company provides each of Robert L. Antin, Arthur J. Antin, Neil Tauber and Tomas W. Fuller the use of a Company owned automobile and reimburses them for the cost of their automobile insurance in connection with their use of the vehicle. The table below sets forth the total cost (including both business related and personal) to the Company of providing these benefits:


       NAME                       2005       2004       2003
       ----                       ----       ----       ----

       Robert L. Antin         $40,603    $33,713    $33,039

       Arthur J. Antin          34,099     34,473     32,397

       Neil Tauber              27,865     28,821     27,171

       Tomas W. Fuller           9,497     18,780     20,025

     For disclosure purposes, the annual cost of the Company owned automobile was determined based on the Annual Lease Value as provided in the Code.

     Pursuant to the terms of his employment agreement, Mr. Robert L. Antin is reimbursed for entertainment related business expenses in connection with the Company's entertainment of customers which principally include tickets to cultural and sporting events, and totaled $65,544, $91,517 and $76,655 in 2005, 2004 and 2003, respectively. The costs of these activities are incurred in connection with his entertainment of customers, vendors, employees and strategic partners and are business-related and are not maintained as perquisites or otherwise for the personal benefit of Mr. Robert L. Antin. As a result, the Company has not included these costs in the Other Annual Compensation column.

     Taking into account the portion of the automobile costs allocated to personal use and the other perquisites provided to the executive officers, the perquisites did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any executive officer in any of 2005, 2004 and 2003 and consequently are not included in the Other Annual Compensation column.

(2) All numbers reflect the number of shares of our common stock subject to options granted during the fiscal year indicated.

(3)  All Other Compensation consists of Company contributions to the 401(k)
     Plan.

(4) For a description of the employment agreement between us and each officer, see "Employment and Severance Agreements" below.

OPTION GRANTS IN FISCAL 2005

The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended December 31, 2005 to the Named Executive Officers.

                                                                                                  POTENTIAL
                                                                                              REALIZABLE VALUE
                                               PERCENT OF                                     AT ASSUMED ANNUAL
                               NUMBER OF      TOTAL OPTIONS                                  RATES OF STOCK PRICE
                               SECURITIES      GRANTED TO                                     APPRECIATION FOR
                               UNDERLYING     EMPLOYEES IN     EXERCISE OR                     OPTION TERM(1)
            NAME             OPTION GRANTED    FISCAL YEAR     BASE PRICE    EXPIRATION DATE       5% 10%
            ----             --------------    -----------     -----------   ---------------       -- ---
Robert L. Antin.............            --           --            --            --            --           --
Arthur J. Antin.............            --           --            --            --            --           --
Neil Tauber.................            --           --            --            --            --           --
Tomas W. Fuller.............            --           --            --            --            --           --
Dawn R. Olsen...............    30,000 (2)         1.9%          $23.68       10/21/12      $289,204     $673,969

------------
(1) The potential realizable value is based on the assumption that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the Securities and Exchange Commission and do not represent a forecast of the future appreciation of the common stock.

(2) This option vested immediately on the date of grant, but is subject to certain restrictions on the sale of the underlying shares of common stock.



AGGREGATED OPTION EXERCISES IN FISCAL 2005 AND OPTION VALUES AT FISCAL YEAR-END

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options to purchase shares of our common stock during the fiscal year ended December 31, 2005, the number of shares of common stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based on the last reported sales price of our common stock on the NASDAQ Stock Market's National Market on December 30, 2005 ($28.20 per share).

NAME                         SHARES                  NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                            ACQUIRED                  UNEXERCISED OPTIONS AT FISCAL       IN-THE-MONEY OPTIONS AT FISCAL
                              UPON         VALUE               YEAR END (#)                       YEAR END ($)
NAME                      EXERCISE (#)   REALIZED ($)  EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                      -----------    ------------  -----------     -------------      -----------     -------------
Robert L. Antin...........        --           --          706,944          8,056         $9,717,213         $170,787
Arthur J. Antin...........        --           --          444,301          6,389         $7,546,166         $135,447
Neil Tauber...............    95,000   $1,755,275          309,722          2,778         $4,639,856          $58,894
Tomas W. Fuller...........        --           --          380,278          4,722         $6,151,894         $100,106
Dawn R. Olsen.............    20,000     $490,650          100,458         45,542         $1,725,430         $673,970


SUMMARY OF EQUITY COMPENSATION PLAN

The following table sets forth information concerning all equity compensation plans and individual compensation arrangements in effect during the fiscal year ended December 31, 2005.

                                                                                          NUMBER OF SECURITIES
                              NUMBER OF SECURITIES TO          WEIGHTED AVERAGE          REMAINING AVAILABLE FOR
                              BE ISSUED UPON EXERCISE          EXERCISE PRICE OF          FUTURE ISSUANCE UNDER
      PLAN CATEGORY            OF OUTSTANDING OPTIONS         OUTSTANDING OPTIONS       EQUITY COMPENSATION PLANS
      -------------           -----------------------         -------------------       -------------------------
Equity Compensation
Plans Approved by
Security Holders...........           6,089,731                      $14.58                      383,000

Equity Compensation
Plans Not Approved By
Security Holders...........              --                            --                           --
                                      6,089,731                      $14.58                      383,000
Total......................



EMPLOYMENT AND SEVERANCE AGREEMENTS

We have employment agreements with Robert L. Antin, Arthur J. Antin and Tomas W. Fuller, and we have a severance agreement with Neil Tauber.

ROBERT L. ANTIN. Mr. Antin's employment agreement, dated as of November 27, 2001, provides for Mr. Antin to serve as our Chairman of the Board, Chief Executive Officer and President for a term of five years from any given date, such that there shall always be a minimum of at least five years remaining under his employment agreement. The employment agreement provides for Mr. Antin to receive an annual base salary of $520,000, subject to annual increase based on comparable compensation packages provided to executives in similarly situated companies, and to participate in a bonus plan based on annual performance standards to be established by the compensation committee. Mr. Antin also is entitled to specified perquisites.

If Mr. Antin's employment is terminated due to his death, the employment agreement provides that we will pay Mr. Antin's estate his base salary during the scheduled term of the employment agreement, accelerate the vesting of his options and continue to provide family medical benefits. If Mr. Antin's employment is terminated due to his disability, the employment agreement provides that we will pay Mr. Antin his remaining base salary during the remaining scheduled term of the employment agreement (reduced by any amounts paid under long-term disability insurance policy maintained by us for the benefit of Mr. Antin), accelerate the vesting of his options and continue to provide specified benefits and perquisites. In the case of termination due to death or disability, any unexercised options will remain exercisable for the full term.

If Mr. Antin terminates the employment agreement for cause, if we terminate the employment agreement without cause or in the event of a change of control, in which event the employment of Mr. Antin terminates automatically, we will pay Mr. Antin his remaining base salary during the remaining scheduled term of the employment agreement plus an amount based on the greater of Mr. Antin's last annual bonus or the average of all bonuses paid to Mr. Antin under the employment agreement. In addition, we will accelerate the vesting of his options and continue to provide specified benefits and perquisites. In these circumstances, Mr. Antin may exercise his options immediately upon termination and thereafter during the term of the option.

If Mr. Antin terminates the employment agreement without cause or we terminate the employment agreement for cause, Mr. Antin is entitled to receive all accrued and unpaid salary and other compensation and all accrued and unused vacation and sick pay.

If any of the payments due Mr. Antin upon termination qualify as "excess parachute payments" under the Code, Mr. Antin also is entitled to an additional payment to cover the tax consequences associated with excess parachute payments.

In the event of a change of control and at our request, Mr. Antin is obligated to continue to serve under the same terms and conditions of his employment agreement for a period of up to 180 days following the termination date at his then-current base salary.

ARTHUR J. ANTIN. Mr. Antin's employment agreement, dated as of November 27, 2001, provides for Mr. Antin to serve as our Chief Operating Officer, Senior Vice President and Secretary for a term equal to three years from any given date, such that there shall always be a minimum of at least three years remaining under his employment agreement. The employment agreement provides for Mr. Antin to receive an annual base salary of $416,000, subject to annual increase based on comparable compensation packages provided to executives in similarly situated companies, and to participate in a bonus plan based on annual performance standards to be established by the compensation committee. Mr. Antin also is entitled to specified perquisites.

If Mr. Antin's employment is terminated due to his death, the employment agreement provides that we will pay Mr. Antin's estate his base salary during the scheduled term of the employment agreement, accelerate the vesting of his options and continue to provide family medical benefits. If Mr. Antin's employment is terminated due to his disability, the employment agreement provides that we will pay Mr. Antin his remaining base salary during the remaining scheduled term of the employment agreement (reduced by any amounts paid under long-term disability insurance policy maintained by us for the benefit of Mr. Antin), accelerate the vesting of his options and continue to provide specified benefits and perquisites. In the case of termination due to death or disability, any unexercised options will remain exercisable for the full term.

If Mr. Antin terminates the employment agreement for cause, if we terminate the employment agreement without cause or in the event of a change of control, in which event the employment of Mr. Antin terminates automatically, we will pay Mr. Antin his remaining base salary during the remaining scheduled term of the employment agreement plus an amount based on the greater of Mr. Antin's last annual bonus or the average of all bonuses paid to Mr. Antin under the employment agreement. In addition, we will accelerate the vesting of his options and continue to provide specified benefits and perquisites. In these circumstances, Mr. Antin may exercise his options immediately upon termination and thereafter during the full term of the option.

If Mr. Antin terminates the employment agreement without cause or we terminate the employment agreement for cause, Mr. Antin is entitled to receive all accrued and unpaid salary and other compensation and all accrued and unused vacation and sick pay.

If any of the payments due Mr. Antin upon termination qualify as "excess parachute payments" under the Code, Mr. Antin also is entitled to an additional payment to cover the tax consequences associated with excess parachute payments.

In the event of a change of control and at our request, Mr. Antin is obligated to continue to serve under the same terms and conditions of his employment agreement for a period of up to 180 days following the termination date at his then-current base salary.

TOMAS W. FULLER. Mr. Fuller's employment agreement dated as of November 27, 2001, provides for Mr. Fuller to serve as our Chief Financial Officer, Vice President and Assistant Secretary for a term equal to two years from any given date, such that there shall always be a minimum of at least two years remaining under his employment agreement. The employment agreement provides for Mr. Fuller to receive an annual base salary of not less than $244,000, subject to annual increase based on comparable compensation packages provided to executives in similarly situated companies, and to participate in a bonus plan based on annual performance standards to be established by the compensation committee.

If Mr. Fuller's employment is terminated due to his death, the employment agreement provides that we will pay Mr. Fuller's estate his base salary during the scheduled term of the employment agreement, accelerate the vesting of his options and continue to provide family medical benefits. If Mr. Fuller's employment is terminated due to his disability, the employment agreement provides that we will pay Mr. Fuller his remaining base salary during the remaining scheduled term of the employment agreement (reduced by any amounts paid under long-term disability insurance policy maintained by us for the benefit of Mr. Fuller), accelerate the vesting of his options and continue to provide specified benefits and perquisites. In the case of termination due to death or disability, any unexercised options will remain exercisable for the full term.

If Mr. Fuller terminates the employment agreement for cause, if we terminate the employment agreement without cause or in the event of a change of control, in which event the employment of Mr. Fuller terminates automatically, we will pay Mr. Fuller his remaining base salary during the remaining scheduled term of the employment agreement plus an amount based on the greater of Mr. Fuller's last annual bonus or the average of all bonuses paid to Mr. Fuller under the employment agreement. In addition, we will accelerate the vesting of his options and continue to provide specified benefits and perquisites. In these circumstances, Mr. Fuller may exercise his options immediately upon termination and thereafter for the full term of the option.

If Mr. Fuller terminates the employment agreement without cause or we terminate the employment agreement for cause, Mr. Fuller is entitled to receive all accrued and unpaid salary and other compensation and all accrued and unused vacation and sick pay.

If any of the payments due Mr. Fuller upon termination qualify as "excess parachute payments" under the Code, Mr. Fuller also is entitled to an additional payment to cover the tax consequences associated with excess parachute payments.

In the event of a change of control and at our request, Mr. Fuller is obligated to continue to serve under the same terms and conditions of his employment agreement for a period of up to 180 days following the termination date at his then-current base salary.

NEIL TAUBER. Mr. Tauber's employment agreement expired on September 20, 2004. On March 3, 2003, we executed an agreement with Mr. Tauber which provides that, following the expiration of the term of Mr. Tauber's Employment Agreement, if Mr. Tauber's employment with us terminates for any reason other than for cause, then we will pay Mr. Tauber the amount he would have earned as base salary during the 12 months following the termination date (reduced by any amounts paid under any long-term disability insurance policy maintained by us for the benefit of Mr. Tauber) and continue to provide medical benefits for the 12 months following the termination date.

REPORT OF COMPENSATION COMMITTEE
--------------------------------

THE INFORMATION IN THIS COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL," OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION OR TO BE SUBJECT TO REGULATION 14A OR 14C AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, OR TO THE LIABILITIES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934.

COMMITTEE MEMBERSHIP AND ORGANIZATION. The Compensation Committee currently is comprised of three members, Messrs. Baumer, Chickering and Reddick. Each of the members of the Committee is independent within the meaning of the applicable Nasdaq listing standards. Mr. Reddick is the Chairman of the Committee.

PURPOSE. The Committee advises the Board of Directors regarding the policies that govern the Company's compensation programs and the compensation of executive officers, and administers the Company's cash bonus and stock incentive plans. In connection with its deliberations, the Committee seeks the views of the Chief Executive Officer with respect to appropriate compensation levels of the executive officers.

COMPENSATION PHILOSOPHY. The compensation program for executive officers is designed to attract, motivate, reward and retain highly skilled executive officers who have the talent and experience necessary to advance the Company's short- and long-term interests. It is our philosophy to provide a compensation package that is competitive with similarly situated public companies and to provide additional rewards to our management when they achieve corporate goals and return value to stockholders.

TOTAL COMPENSATION. The principal elements of total compensation paid to executive officers of the Company consist of:

     o    base salary;

     o    annual incentive cash bonuses; and

     o periodic grants of stock options and other long-term incentive compensation.

BASE SALARY. We review the base salary of each of our executive officers annually. We last conducted that review for each executive officer (other than our Chief Executive Officer) in August 2005 and approved increases in each of their base salaries effective October 1, 2005. We considered the following factors in determining the base salary for these officers:

     o compensation levels of similarly positioned executive officers in comparable companies;

     o    the performance of the Company as a whole;

     o the performance of the business area or function for which the executive officer is responsible; and

     o qualitative factors reflecting the individual performance of the particular executive officer.

Our next review of the base salaries of our executive officers is scheduled for June 2006, with any increase to be effective on July 1, 2006. The compensation committee did not review the base salary of Robert L. Antin, our Chairman of the Board, Chief Executive Officer and President, in August 2005 and made no adjustments to his base salary, all at his request. The Compensation Committee intends to conduct a review of the base salary of Mr. Antin in 2006.

ANNUAL INCENTIVES. Our annual incentive program for executive officers consists of cash bonuses and stock options and other equity awards which we believe create a direct link between compensation and performance for our executive officers. The actual amount of the annual bonus is determined by the Compensation Committee in its discretion. In determining the size of bonuses awarded for 2005, we considered the increase in revenues, EBITDA and EPS of the Company in 2005 as compared to 2004 and the Company's Return on Equity and Return on Assets for 2005.

CHIEF EXECUTIVE OFFICER'S COMPENSATION. As discussed above, Robert L. Antin's base compensation was unchanged in 2005 at $562,432, at his request. He received a bonus in the amount of $700,000, which was determined after the Company's performance in 2005 and, in particular, based on the factors discussed above.

STOCK OPTIONS AND AWARDS. We believe that awarding stock options to our executive officers will motivate them to focus on the Company's long-term performance. Stock option grants are generally made to an executive officer upon commencement of service or entering into an employment agreement and periodically during their tenure with the Company. We consider and approve grants of stock options to the Company's directors and executive officers. All grants of stock options shall have an exercise price not less than the fair market value of our common stock on the date of grant. The fair market value of our common stock is determined by the per share closing price of our common stock on the day immediately preceding the date of grant. In 2005, we approved an option grant for 30,000 shares of common stock, with an exercise price of $23.68 per share, to the Company's Principal Accounting Officer. This option vested immediately on the date of grant, but is subject to certain restrictions on the sale of the underlying shares of common stock. No other options were granted to the Company's executive officers in 2005.

OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS FOR EXECUTIVE COMPENSATION. Effective January 1, 1994, under Section 162(m) of the Code of 1986, as amended, a public company generally will not be entitled to a deduction for non-performance-based compensation paid to certain executive officers to the extent that compensation exceeds $1.0 million. Special rules apply for "performance-based" compensation, including the approval of the performance goals by the stockholders of the Company.

Except with respect to a portion of the Company's Chief Executive Officer's compensation, all compensation paid to the Company's employees in fiscal 2005 will be fully deductible. With respect to compensation to be paid to executive officers in 2005 and future years, in certain instances that compensation may exceed $1.0 million. However, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Board of Directors has not adopted a policy that all compensation must be deductible.


                                           The Compensation Committee

                                           JOHN M. BAUMER
                                           JOHN B. CHICKERING, JR.
                                           FRANK REDDICK

PERFORMANCE GRAPH
-----------------

The following graph sets forth the percentage change in cumulative total stockholder return of our common stock for the following period: November 21, 2001 (the effective date of our initial public offering) to December 31, 2005. These periods are compared with the cumulative returns of the NASDAQ Stock Market (U.S. Companies) Index and the Russell 2000 Index. The comparison assumes $100 was invested on November 21, 2001 in our common stock in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

                                                                        CUMULATIVE TOTAL RETURN
                                                       11/01      12/01      12/02         12/03    12/04        12/05
                                                       -----      -----      -----         -----    -----        -----
       VCA ANTECH, INC.                               100.00     121.20     150.00        309.80   390.80       564.00
       NASDAQ STOCK MARKET (U.S.)                     100.00     115.13      81.44        121.34   131.95       135.00
       RUSSELL 2000                                   100.00     114.39      90.96        133.94   158.49       165.71

CERTAIN TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------------------------------

Except as disclosed in this Proxy Statement, neither our directors or executive officers, nor any stockholder owning more than five percent of our issued shares, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which we were a party during fiscal 2005, or which is presently proposed.

We believe, based on our reasonable judgment, but without further investigation, that the terms of each of the following transactions or arrangements between us and our affiliates, officers, directors or stockholders which were parties to the transactions were, on an overall basis, at least as favorable to us as could then have been obtained from unrelated parties.

See "Employment and Severance Agreements" for a summary of employment agreements with certain of our executive officers.

TRANSACTIONS WITH ZOASIS CORPORATION

We incurred marketing expenses for vaccine reminders and other direct mail services provided by Zoasis, a company that is majority owned by Robert L. Antin, our Chief Executive Officer and Chairman. Arthur J. Antin, our Chief Operating Officer, owns a 10% interest in Zoasis. We purchased services of $1,100,000, $946,000 and $993,000 for the years ended December 31, 2005, 2004 and 2003, respectively. The pricing of these services is comparable to prices paid by us to independent third parties for similar services.

We have granted to Zoasis a limited, royalty-free, non-exclusive license to certain software that we own. In addition, we agreed not to grant any other licenses in this software for a period of five years except that we may grant licenses to our affiliates and subsidiaries. Both we and Zoasis have a right to make modifications to the software, but all modifications and derivative works are owned by us. The software is currently hosted at our expense at a third party hosting facility for the benefit of both parties.

LEGAL SERVICES

The law firm of Akin Gump Strauss Hauer & Feld LLP currently provides, and provided during fiscal year 2005, legal services to us. In 2005, the Company paid Akin Gump Strauss Hauer & Feld LLP $1.3 million for legal services. Frank Reddick, who joined us as a director in February 2002, is a partner in Akin Gump Strauss Hauer & Feld LLP.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all
Section 16(a) forms that they file. Based solely upon our review of copies of the forms received by us and written representations from certain reporting persons that they have complied or not complied with the relevant filings requirements, we believe that, during the year ended December 31, 2005, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except for one Form 4 filed by Neil Tauber. Mr. Tauber should have filed a Form 4 by March 17, 2005 in connection with his exercise on March 11, 2005 of stock options covering 37,500 shares of our common stock. The Form 4 was filed on April 13, 2005.

PRINCIPAL STOCKHOLDERS
----------------------

The following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2006, by:

     o    each of our directors;

     o    each of our Named Executive Officers;

     o    all of our directors and Named Executive Officers as a group; and

     o all other stockholders known by us to beneficially own more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date as of which this information is provided, and not subject to repurchase as of that date, are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Except as indicated in the notes to this table, and except pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by them. Percentage ownership is based on 82,941,608 shares of common stock outstanding on March 31, 2006. Unless otherwise indicated, the address for each of the stockholders listed below is c/o VCA Antech, Inc., 12401 West Olympic Boulevard, Los Angeles, California 90064.

                                                                             NUMBER OF SHARES OF     PERCENT OF
                                                                                 COMMON STOCK       COMMON STOCK
                                                                              BENEFICIALLY OWNED     OUTSTANDING
                                                                             ---------------------------------------
Select Equity Group, Inc. & Select Offshore Advisors, LLC (1).............              6,233,345               7.5%
Franklin Resources, Inc. (2)..............................................              5,709,224               6.9
FMR Corp. (3).............................................................              4,795,429               5.8
Robert L. Antin (4).......................................................              2,793,960               3.3
Arthur J. Antin (5).......................................................                863,185               1.0
Tomas W. Fuller (6).......................................................                556,120                 *
Neil Tauber (7)...........................................................                350,000                 *
Dawn R. Olsen (8).........................................................                113,667                 *
John M. Baumer (9)........................................................                 15,000                 *
John B. Chickering, Jr. (10)..............................................                 25,000                 *
John A. Heil (11).........................................................                 60,000                 *
Frank Reddick (12)........................................................                100,000                 *
All directors and executive officers as a group
   (9 persons) (13).......................................................              4,876,932               5.7
*        Indicates less than one percent.

------------------------
     (1) Information based on a Schedule 13G/A filed on February 15, 2006 with the Securities and Exchange Commission by Select Equity Group, Inc. and certain related entities. According to the Schedule 13G/A: (a) Select Equity Group, Inc. has sole voting and sole dispositive power over 5,537,635 shares; and (b) Select Offshore Advisors, LLC has sole voting and sole dispositive power over 695,710 shares. George S. Loening is the controlling stockholder of each of these stockholders. The address for each stockholder and George S. Loening is 380 Lafayette Street, 6th Floor, New York, New York 10003.
     (2) Information based on a Schedule 13G/A filed on February 13, 2006 with the Securities and Exchange Commission by Franklin Resources, Inc. and certain related entities. According to the Schedule 13G/A: (a) Franklin Advisors, Inc. has sole voting power over 5,401,328 shares and sole dispositive power over 5,420,028 shares; (b) Franklin Templeton Investments Corp. has sole voting and sole dispositive power over 200,400 shares of common stock; (c) Templeton Asset Management Ltd. has sole voting and sole dispositive power over 56,100 shares;
          (d) Fiduciary Trust Company International has sole voting and sole


                                       36


          dispositive power over 30,000 shares; and (e) Franklin Templeton Portfolio Advisors, Inc. has sole voting and sole dispositive power over 2,696 shares. Franklin Resources, Inc. is the parent company of these entities. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal stockholders of Franklin Resources, Inc. The address of each entity and each principal stockholder is One Franklin Parkway, San Mateo, California 94403-1906.
     (3) Information based on Schedule 13G filed on February 14, 2006 with the Securities and Exchange Commission by FMR Corp. and certain related entities. According to the Schedule 13G: (a) Fidelity Management & Research Company beneficially owns 4,790,169 shares as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940; (b) Fidelity Management Trust Company beneficially owns 5,200 shares as a result of serving as investment manager of certain institutional accounts; and (c) Strategic Advisers, Inc. beneficially owns 60 shares as a result of providing investment advisory services to certain individuals. FMR Corp. is the parent company of these entities and has sole voting power over 24,860 shares and sole dispositive power over 4,795,429 shares. Edward C. Johnson 3d and certain members of his family, collectively, may form a controlling group with respect to FMR Corp. The address of each entity and Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.
     (4) Includes 715,000 shares of common stock reserved for issuance upon exercise of stock options that are or will be exercisable on or before May 30, 2006.
     (5) Includes 450,690 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.
     (6) Includes 385,000 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.
     (7) Includes 312,500 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.
     (8) Consists of 113,667 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.
     (9) Consists of 15,000 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.
     (10) Consists of 25,000 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.
     (11) Consists of 60,000 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.
     (12) Consists of 100,000 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.
     (13) Includes 2,176,857 shares of common stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 2006.




                                     ON BEHALF OF THE BOARD OF DIRECTORS



                                     /s/ Tomas W. Fuller
                                     -----------------------------------------
                                     TOMAS W. FULLER
                                     CHIEF FINANCIAL OFFICER, VICE PRESIDENT AND
                                     SECRETARY


12401 West Olympic Boulevard
Los Angeles, California 90064-1022
April 27, 2006

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                  OF THE BOARD OF DIRECTORS OF VCA ANTECH, INC.

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual charter review and investigations and studies of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of VCA Antech, Inc., a Delaware corporation (the "COMPANY").

I. PURPOSE

The Committee has been established to:

     o assist the Board of Directors in fulfilling its oversight responsibility relating to:

          o the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance;

          o the integrity of the Company's financial statement and accounting and financial reporting processes;

          o    the Company's compliance with legal and regulatory requirements;
               and

          o    fulfillment of the other responsibilities set out herein.

     o prepare the report required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement;

     o appoint, retain, compensate, evaluate and terminate the Company's independent accountants;

     o approve audit and non-audit services to be performed by the independent accountants pursuant to the Committee's Pre-Approval Policy; and

     o perform such other functions as the Board may from time to time assign to the Committee.

In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountants and management of the Company.

II. COMPOSITION

The Committee shall be composed of at least three members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the Nasdaq National Market. The members of the Committee and the Chairperson shall be serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement at the time of appointment. Additionally, commencing with the Company's 2004 Annual Stockholders' meeting, there will be at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities, and at least one member of the Committee shall be an "audit committee financial expert." Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer and the lead partner of the independent accountant.

III. MEETING REQUIREMENTS

The Committee shall meet as necessary, but at least four times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, the independent accountants, or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company's financial statements prior to their public release consistent with the provisions set forth below in Section IV.

IV. COMMITTEE RESPONSIBILITIES

In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

     A.   OVERSIGHT OF THE FINANCIAL REPORTING PROCESSES
          ----------------------------------------------

          1. In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

          2.   Review and approve all related-party transactions.

          3. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

          4. Annually review with management, and separately with the independent accountants, major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies and any audit problems or difficulties.

          5. Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

          6. Meet at least annually with the chief financial officer, the internal auditors and the independent accountants in separate executive sessions.

          7. Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

          8. Review all analyses prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

          9. Review with management and the independent accountants the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

          10. Establish and conduct procedures for the receipt, retention and treatment of complaints from the employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

          11. Discuss with management the policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

          12. Meet separately with management to discuss accounting and auditing related issues.

          13. Prepare regular reports to the Board of Directors on all matters within the scope of the Committee's functions.

     B.   REVIEW OF DOCUMENTS AND REPORTS AND OTHER FUNCTIONS
          ---------------------------------------------------

          1. The Committee shall review with management and the independent auditors the Company's Annual Report on Form 10-K, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements and the adequacy of internal controls. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. The Committee may discuss with the national office of the independent auditors issues on which it was consulted by the Company's audit team and matters of audit quality and consistency. Based on such review and discussion, the Committee shall make a determination whether to recommend to the Board of Directors that the audited financial statements be included in the Company's Form 10-K.

          2. The Committee shall review and discuss with management and the independent auditors the quarterly financial information to be included in the Company's Quarterly Reports on Form 10-Q, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and shall discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. The Committee shall also review and discuss the Company's earnings press releases as well as the types of financial information periodically provided to analysts and rating agencies. The Committee shall also discuss the results of the independent auditors' review of the Company's quarterly financial information conducted in accordance with Statement on Auditing Standards No. 71.

          3. The Committee shall review with the Chief Executive Officer, the Chief Financial Officer and the Company's legal counsel the Company's disclosure controls and procedures and shall review periodically, but in no event less frequently than quarterly, management's conclusions about the effectiveness of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

          4. The Committee shall review periodically with financial management and independent auditors the effect of new or proposed regulatory and accounting initiatives on the Company's financial statements and other public disclosures. The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered in connection with the annual audit or otherwise, any management letters provided to the Committee and the Company's responses. Such review shall address any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters, material adjustments to the financial statements recommended by the independent auditors and adjustments that were proposed but "passed," regardless of materiality.

          5. The Committee shall prepare the report required to be included in the Company's annual proxy statement, all in accordance with applicable rules and regulations.

          6. The Committee shall establish and maintain guidelines for the Company's hiring of former employees of the independent auditors, which shall meet the requirements of applicable law and listing standards.

          7. The Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          8. The Committee shall periodically review with management, the Company's legal counsel and the independent auditors any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company's financial statements, accounting or auditing matters or compliance with the Company's Code of Business Conduct. The Committee shall also meet periodically, and may request to meet separately, with the Company's principle outside counsel and other appropriate legal staff of the Company to review material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

          9. The Committee shall review periodically, but no less frequently than annually, a summary of the Company's transactions with Directors and executive officers of the Company and with firms that employ Directors, as well as any other material related party transactions.

     C.   INDEPENDENT ACCOUNTANT MATTERS
          ------------------------------

          1. The Committee shall directly appoint, retain, compensate, evaluate and terminate the Company's independent auditors. The Committee shall have the sole authority to approve all engagement fees to be paid to the independent auditors. The independent auditor shall report directly to the Committee.

          2. Meet with the independent accountants and the Company's financial management to review the scope of the proposed external audit for the current year.

          3. On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountants to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues and
               (c) all relationships the independent accountants have with the Company and relevant third parties to determine the impact, if any of such relationships on the independence of the independent accountants. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, information technology services and other professional services rendered by the independent accountants and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and other applicable authorities (including, possibly, the Independence Standards Board and the Public Company Accounting Oversight Board) and shall approve in advance any non-audit services to be provided by the independent accountants.

          4. Review on an annual basis the experience and qualifications of the senior members of the external audit team. Discuss the knowledge and experience of the independent accountants and the senior members of the external audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountants.

          5. Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

          6. Review with the independent accountants any problems or difficulties the auditors may have encountered and any "management" or "internal control" letter provided by the independent accountants and the Company's response to that letter. Such review should include:

               a. any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

               b. any accounting adjustments that were proposed by the independent accountants that were not agreed to by the Company;

               c. communications between the independent accountants and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

               d. any changes required in the planned scope of the internal audit; and

               e. the responsibilities, budget and staffing of the Company's internal audit function.

          7. Communicate with the independent accountants regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and (c) such other matters as the SEC and the Nasdaq National Market may direct by rule or regulation.

          8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

          9. Oversee the relationship with the independent accountants by discussing with the independent accountants the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountants have full access to the Committee (and the Board) to report on any and all appropriate matters.

          10. Discuss with the independent accountants prior to the audit the general planning and staffing of the audit.

          11.  Obtain a representation from the independent accountants that
               Section 10A of the Securities Exchange Act of 1934 has been followed.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

V. ANNUAL CHARTER REVIEW

The Committee shall annually review and assess the adequacy of the scope and content of this Charter. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI. INVESTIGATIONS AND STUDIES

The Committee shall have the authority and sufficient funding to retain independent counsel, accounting or other consultants (without seeking Board approval) to advise and assist the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII. MISCELLANEOUS

The Company shall give appropriate funding, as determined by the Committee, for the payment of compensation to the outside auditor, legal, accounting or other advisors employed by the Committee. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any stockholder of the Company who requests it.

Recommended by the Audit Committee and approved by the Board of Directors on April 25, 2006.

                                   APPENDIX B

                                VCA ANTECH, INC.
                           2006 EQUITY INCENTIVE PLAN


1.   PURPOSE; ELIGIBILITY.

     1.1 GENERAL PURPOSE. The name of this plan is the VCA Antech, Inc. 2006 Equity Incentive Plan (the "PLAN"). The purpose of the Plan is to enable VCA Antech, Inc., a Delaware corporation (the "COMPANY"), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

     1.2 ELIGIBLE AWARD RECIPIENTS. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

     1.3 AVAILABLE AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Performance Awards and (e) Stock Appreciation Rights.

2.   DEFINITIONS.

     2.1 "409A AWARD" means an Award that is considered "nonqualified deferred compensation" within the meaning of Section 409A of the Code and
          SECTION 8 of this Plan.

     2.2 "ADMINISTRATOR" means the Board or the Committee appointed by the Board in accordance with SECTION 3.5.

     2.3 "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     2.4 "AWARD" means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Award, a Stock Appreciation Right and a 409A Award.

     2.5 "AWARD AGREEMENT" means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

     2.6 "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

     2.7  "BOARD" means the Board of Directors of the Company.

     2.8  "CASHLESS EXERCISE" has the meaning set forth in SECTION 6.4.

     2.9 "CAUSE" means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate,
          (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

     2.10 "CHANGE IN CONTROL" shall mean:

          (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act);

          (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

          (c) The adoption of a plan relating to the liquidation or dissolution of the Company; or

          (d) Any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 35% of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); or

          (e) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business
               Combination: (1) 65% or more of the total voting power of (i) the Surviving Corporation, or (ii) if applicable, the ultimate Parent Corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (2) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of more than 35% of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (3) at least a majority of the members of the board of directors of the Parent Corporation (or if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (1), (2) and (3) above shall be deemed to be a "Non-Qualifying Transaction").

               The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (i) its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction; (ii) it constitutes a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system; (iii) it constitutes a change in Beneficial Ownership that results from a change in ownership of an existing stockholder; or (iv) solely because 35% or more of the total voting power of the Company's then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit Plans of the Company or any Affiliate, or (B) any company which, immediately prior to such Business Combination, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     2.11 "CODE" means the Internal Revenue Code of 1986, as amended.

     2.12 "COMMITTEE" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with
          SECTION 3.5.

     2.13 "COMMON STOCK" means the common stock, $0.001 par value per share of the Company.

     2.14 "COMPANY" means VCA Antech, Inc., a Delaware corporation.

     2.15 "CONSULTANT" means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; PROVIDED THAT, except as otherwise permitted in SECTION 5.4(B) hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

     2.16 "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

     2.17 "COVERED EMPLOYEE" means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     2.18 "DATE OF GRANT" means, provided the key terms and conditions of the Award are communicated to the Participant within a reasonable period of time following the Administrator's action, the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Company Common Stock or, if a different date is set forth in such resolution, or determined by the Administrator, as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant shall not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.

     2.19 "DETRIMENTAL ACTIVITY" means: (a) violation of the terms of any agreement with the Company concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company's confidential information to anyone outside the Company, without prior written authorization from the Company, or in conflict with the interests of the Company, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company; (c) failure or refusal to disclose promptly or assign to the Company all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the interests of the Company or, the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries;
          (d) activity that is discovered to be grounds for or results in termination of the Participant's employment for Cause; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company; (f) any attempt directly or indirectly to induce any Employee of the Company to be employed or perform services or acts in conflict with the interests of the Company; (g) any attempt, in conflict with the interests of the Company, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company.

     2.20 "DIRECTOR" means a member of the Board.

     2.21 "DISABILITY" means that the Optionholder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; PROVIDED, HOWEVER, for purposes of determining the term of an Incentive Stock Option pursuant to SECTION
          6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to SECTION 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

     2.22 "EFFECTIVE DATE" shall mean March 7, 2006, the date the Board adopted the Plan.

     2.23 "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     2.24 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.25 "EXISTING PLANS" mean the VCA Antech, Inc. Amended and Restated 1996 Stock Incentive Plan and the VCA Antech, Inc. 2001 Stock Incentive Plan.

     2.26 "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock as determined below. The Fair Market Value on any date on which the Company's shares of Common Stock are registered under Section 12 of the Exchange Act and listed on the Nasdaq National Market shall be the closing price of a share of Common Stock on the Nasdaq National Market on such date, and thereafter (a) if the Common Stock is admitted to quotation on the over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, (b) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date on which such a sale was reported or (c) in the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

     2.27 "FORM S-8" has the meaning set forth in SECTION 5.4(B).

     2.28 "FREE STANDING RIGHTS" has the meaning set forth in SECTION 7.3(A).

     2.29 "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     2.30 "INCUMBENT DIRECTORS" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

     2.31 "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

     2.32 "MARKET STAND-OFF" has the meaning set forth in SECTION 15.

     2.33 "NASDAQ" means the National Association of Securities Dealers Automated Quotation System, or any successor thereto.

     2.34 "NON-EMPLOYEE DIRECTOR" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

     2.35 "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     2.36 "OFFICER" means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     2.37 "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

     2.38 "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

     2.39 "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     2.40 "OUTSIDE DIRECTOR" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).

     2.41 "PARTICIPANT" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

     2.42 "PERFORMANCE AWARD" means Awards granted pursuant to SECTION 7.2.

     2.43 "PERMITTED TRANSFEREE" means (a) any spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption) of a Participant; (b) any trust or other similar entity for the benefit of a Participant or the Participant's spouse, parents, siblings or lineal descendants; PROVIDED, HOWEVER, that any transfer made by a Participant to a Permitted Transferee may only be made if the Permitted Transferee, prior to the time of transfer of stock, agrees in writing to be bound by the terms of this Plan and provides written notice to the Company of such transfer.

     2.44 "PLAN" means this VCA Antech, Inc. 2006 Equity Incentive Plan.

     2.45 "RELATED RIGHTS" has the meaning set forth in SECTION 7.3(A).

     2.46 "RESTRICTED AWARD" means any Award granted pursuant to SECTION 7.1.

     2.47 "RESTRICTED PERIOD" has the meaning set forth in SECTION 7.1.

     2.48 "RIGHT OF REPURCHASE" means the Company's option to repurchase Common Stock acquired under the Plan upon the Participant's termination of Continuous Service pursuant to SECTION 11.7.

     2.49 "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     2.50 "RULE 701" has the meaning set forth in SECTION 5.4(A).

     2.51 "SAR AMOUNT" has the meaning set forth in SECTION 7.3(H).

     2.52 "SAR EXERCISE PRICE" has the meaning set forth in SECTION 7.3(B).

     2.53 "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2.54 "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under SECTION 7.3 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

     2.55 "STOCK FOR STOCK EXCHANGE" has the meaning set forth in SECTION 6.4.

     2.56 "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the

          Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

     2.57 "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.   ADMINISTRATION.

     3.1 ADMINISTRATION BY BOARD. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in SECTION 3.5.

     3.2 POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

          3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to awards that do not involve Covered Employees or "insiders" within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; PROVIDED, HOWEVER, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent (PROVIDED, HOWEVER, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant's rights that requires consent); (k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies; (l) to make decisions with respect to outstanding Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan. The Administrator also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

     3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

     3.5  THE COMMITTEE.

          (a) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "COMMITTEE" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

          (b) COMMITTEE COMPOSITION WHEN COMMON STOCK IS REGISTERED. At such time as the Common Stock is required to be registered under
               Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an option is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

     3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (PROVIDED, HOWEVER, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.   SHARES SUBJECT TO THE PLAN.

     4.1 SHARE RESERVE. Subject to the provisions of SECTION 12.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company's authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all Awards under the Plan shall not exceed 6,000,000 plus any shares of Common Stock that were reserved under the Existing Plans but not yet subject to issued awards and any shares of Common Stock underlying awards granted to Employees prior to the Effective Date under the Existing Plans that have been issued and are outstanding on the Effective Date that expire, are forfeited or terminate for any reason without having been exercised in full. As of March 7, 2006, there are 380,000 shares reserved for issuance under the Existing Plans that are not subject to issued awards and 6,040,274 shares that are reserved for issuance under outstanding but unexercised awards. All shares reserved for issuance under this Plan may be used for Incentive Stock Options. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan.

     4.2 REVERSION OF SHARES TO THE SHARE RESERVE. If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under SECTION 11.7(A), such shares shall again be available for purposes of the Plan.

     4.3 SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock, bought on the market, pursuant to any forfeiture provision or otherwise.

5.   ELIGIBILITY.

     5.1 ELIGIBILITY FOR SPECIFIC AWARDS. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

     5.2 TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

     5.3 SECTION 162(M) LIMITATION. Subject to the provisions of SECTION 12.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards covering more than 500,000 shares during any fiscal year. This SECTION 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this
          SECTION 5.3 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with SECTION 4.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     5.4  CONSULTANTS.

          (a) Prior to the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company's securities to such Consultant is not exempt under Rule 701 of the Securities Act ("RULE 701") because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

          (b) From and after the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("FORM S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (I.E., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (E.G., on a Form S-3 Registration Statement) or
               (B) does not require registration
               under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

     5.5 DIRECTORS. Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code and SECTION 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     6.1 TERM. Subject to the provisions of SECTION 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

     6.2 EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of SECTION 5.2 regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     6.3 EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; PROVIDED, HOWEVER, any Nonstatutory Stock Option granted with an exercise price less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with SECTION 6.15 and SECTION 8 hereof. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     6.4 CONSIDERATION. The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "STOCK FOR STOCK EXCHANGE"); (ii) during any period for which the Common Stock is publicly traded (I.E., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"); (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note; PROVIDED, HOWEVER, if applicable law requires, the par value (if any) of Common Stock, if newly issued, shall be paid in cash or cash equivalents. Any Common Stock acquired upon exercise with a promissory note shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of any such loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), an exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise provided in the terms of an Option Agreement, payment of the exercise price by a Participant who is an officer, director or other "insider" subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

     6.5 TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     6.6 TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a Permitted Transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A Permitted Transferee includes: (a) a transfer by gift or domestic relations order to a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Nonstatutory Stock Option; and (c) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     6.7 VESTING GENERALLY. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.

     6.8 TERMINATION OF CONTINUOUS SERVICE. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise provided in SECTIONS 6.10 and 6.11 of this Plan, outstanding Options that are not exercisable at the time an Optionholder's Continuous Service terminates for any reason other than for Cause (including an Optionholder's death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder's Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

     6.9 EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason other than Cause (other than upon the Optionholder's death or Disability) would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with SECTION 6.1 or
          (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

     6.10 DISABILITY OF OPTIONHOLDER. Unless otherwise provided in an Option Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     6.11 DEATH OF OPTIONHOLDER. Unless otherwise provided in an Option Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     6.12 INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     6.13 EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.

     6.14 RELOAD OPTIONS. At the discretion of the Administrator, the Option may include a "reload" feature pursuant to which an Optionholder exercising an option by the delivery of a number of shares of Common Stock in accordance with SECTION 6.4(B)(I) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Common Stock equal to the number delivered in a Stock for Stock Exchange of the original Option.

     6.15 ADDITIONAL REQUIREMENTS UNDER SECTION 409A. Each Option Agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with
          SECTION 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code.

7.   PROVISIONS OF AWARDS OTHER THAN OPTIONS.

     7.1 RESTRICTED AWARDS. A Restricted Award is an Award of actual shares of Common Stock ("RESTRICTED STOCK") or hypothetical Common Stock units ("RESTRICTED STOCK UNITS") having a value equal to the Fair Market Value of an identical number of shares of

          Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "RESTRICTED PERIOD") as the Administrator shall determine. Each Restricted Award shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The Administrator in its discretion may provide for an acceleration of the end of the Restricted Period in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a) PURCHASE PRICE. The purchase price of Restricted Awards, if any, shall be determined by the Administrator, and may be stated as cash, property or prior services.

          (b) CONSIDERATION. The consideration for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

          (c) VESTING. Shares of Common Stock acquired under the Restricted Award may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs.

          (d) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Unless otherwise provided in a Restricted Award or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant's Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Award shall be forfeited and the Participant shall have no rights with respect to the Award.

          (e) TRANSFERABILITY. Rights to acquire shares of Common Stock under the Restricted Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

          (f) CONCURRENT TAX PAYMENT. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

          (g) LAPSE OF RESTRICTIONS. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant's beneficiary or estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant's beneficiary or estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company's taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

     7.2  PERFORMANCE AWARDS.

          (a) NATURE OF PERFORMANCE AWARDS. A Performance Award is an Award entitling the recipient to acquire shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock that will be settled in the form of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; PROVIDED, HOWEVER, that the Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company's attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant's termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

          (b) RESTRICTIONS ON TRANSFER. Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

          (c) RIGHTS AS A STOCKHOLDER. A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator). The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company's taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such other date as may be necessary to avoid application of Section 409A to such Awards.

          (d) TERMINATION. Except as may otherwise be provided by the Administrator at any time, a Participant's rights in all Performance Awards shall automatically terminate upon the Participant's termination of employment (or business relationship) with the Company and its Affiliates for any reason.

          (e) ACCELERATION, WAIVER, ETC. At any time prior to the Participant's termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to SECTION 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including in the event a Change in Control occurs.

          (f) CERTIFICATION. Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this SECTION 7.2(F).

     7.3  STOCK APPRECIATION RIGHTS.

          (a) GENERAL. Stock Appreciation Rights may be granted either alone ("FREE STANDING RIGHTS") or, provided the requirements of SECTION 7.3(B) are satisfied, in tandem with all or part of any Option granted under the Plan ("RELATED RIGHTS"). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

          (b) GRANT REQUIREMENTS. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of SECTION 7.3(H) and SECTION 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the "SAR EXERCISE PRICE") may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

          (c) EXERCISE AND PAYMENT. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such

               Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of SECTION 7.3(B)(I) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of SECTION 7.3(B)(I) shall be paid at the time specified in the Award in accordance with the provisions of SECTION 7.3(H) and SECTION 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

          (d) EXERCISE PRICE. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; PROVIDED, HOWEVER, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of
               SECTION 7.3(B)(I) are satisfied.

          (e) REDUCTION IN THE UNDERLYING OPTION SHARES. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

          (f) WRITTEN REQUEST. Unless otherwise determined by the Administrator in its sole discretion and only if permitted in the Stock Appreciation Right's Award Agreement, any exercise of a Stock Appreciation Right for cash, may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

          (g) DISAPPROVAL BY ADMINISTRATOR. If the Administrator disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant's right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant's right to exercise any related Option.

          (h) ADDITIONAL REQUIREMENTS UNDER SECTION 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of SECTION 7.3(B)(I) shall satisfy the requirements of this SECTION 7.3(H) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with SECTION 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the "SAR AMOUNT"). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in SECTION 8.1 hereof.

8. ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A OF THE CODE.

     In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

     8.1 EXERCISE AND DISTRIBUTION. No 409A Award shall be exercisable or distributable earlier than upon one of the following:

          (a) SPECIFIED TIME. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

          (b) SEPARATION FROM SERVICE. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; PROVIDED, HOWEVER, if the 409A Award recipient is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company's stock is publicly traded on an established securities market or otherwise, exercise or distribution under this SECTION 8.1(B) may not be made before the date which is six months after the date of separation from service.

          (c)  DEATH. The date of death of the 409A Award recipient.

          (d) DISABILITY. The date the 409A Award recipient becomes disabled (within the meaning of SECTION 8.4(B) hereof).

          (e) UNFORESEEABLE EMERGENCY. The occurrence of an unforeseeable emergency (within the meaning of SECTION 8.4(C) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's other assets (to the extent such liquidation would not itself cause severe financial hardship).

          (f) CHANGE IN CONTROL EVENT. The occurrence of a Change in Control Event (within the meaning of SECTION 8.4(A) hereof), including the Company's discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

     8.2 TERM. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company's taxable year in which the 409A Award first becomes exercisable or distributable pursuant to SECTION 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient's taxable year in which the 409A Award first becomes exercisable or distributable pursuant to SECTION 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

     8.3 NO ACCELERATION. A 409A Award may not be accelerated or exercised prior to the time specified in SECTION 8 hereof, except in the case of one of the following events:

          (a) DOMESTIC RELATIONS ORDER. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

          (b) CONFLICTS OF INTEREST. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

          (c) CHANGE IN CONTROL EVENT. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this
               SECTION 8 and the requirements of Section 409A of the Code.

     8.4 DEFINITIONS. Solely for purposes of this SECTION 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "CHANGE IN CONTROL EVENT" means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations ss. 1.409A-3(g)(5) and any subsequent guidance interpreting Code
               Section 409A). For example, a Change in Control Event will occur if:

               (i)  a person or more than one person acting as a group:

                    (A) acquires ownership of stock that brings such person's or group's total ownership in excess of 50% of the outstanding stock of the Company; or

                    (B) acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

               (ii) acquires ownership of assets from the Company equal to 40%
                    or more of the total value of the Company within a 12 month period.

          (b) "DISABLED" means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

          (c) "UNFORESEEABLE EMERGENCY" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9.       COVENANTS OF THE COMPANY.

     9.1 AVAILABILITY OF SHARES. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

     9.2 SECURITIES LAW COMPLIANCE. Each Option Agreement and Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and
          (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.  MISCELLANEOUS.

     11.1 ACCELERATION OF EXERCISABILITY AND VESTING. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

     11.2 STOCKHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in SECTION 12.1 hereof.

     11.3 NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate
          (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     11.4 TRANSFER, APPROVED LEAVE OF ABSENCE. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

     11.5 INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     11.6 WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, PROVIDED, HOWEVER, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note by a Participant who is not a Director or executive officer. Unless otherwise provided in the terms of an Option Agreement, payment of the tax withholding by a Participant who is an officer, director or other "insider" subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

     11.7 RIGHT OF REPURCHASE. Each Award Agreement may provide that, following a termination of the Participant's Continuous Service, the Company may repurchase the Participant's unvested Common Stock acquired under the Plan as provided in this SECTION 11.7 (the "RIGHT OF REPURCHASE"). The Right of Repurchase for unvested Common Stock shall be exercisable at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock (if an Award is granted solely in consideration of past services without payment of any additional consideration, the unvested Common Stock shall be forfeited without any repurchase). The Award Agreement may specify the period of time following a termination of the Participant's Continuous Service during which the Right of Repurchase may be exercised.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     12.1 CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (d) the maximum number of shares of Common Stock with respect to which Options may be granted to any single Optionholder during any calendar year; and (e) the exercise price of any Option in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction "without receipt of consideration" by the Company.

     12.2 DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

     12.3 CHANGE IN CONTROL - ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of a Change in Control, a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (a) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (b) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (c) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the stockholders in the transaction described in this SECTION 12.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of SECTION 12.1 hereof; (d) the cancellation of such outstanding Awards in consideration for a payment (in the form of stock or cash) equal in value to the Fair Market Value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (I.E., to the extent vested) under any outstanding Option; or (e) the cancellation of such outstanding Awards without payment of any consideration. If such Awards would be canceled without consideration for vested Awards, the Participant shall have the right, exercisable during the later of the 10-day period ending on the fifth day prior to such merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Option Agreement.

13.      AMENDMENT OF THE PLAN AND AWARDS.

     13.1 AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in SECTION
          12.1 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

     13.2 STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     13.3 CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

     13.4 NO IMPAIRMENT OF RIGHTS. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant's rights that requires consent of the Participant.

     13.5 AMENDMENT OF AWARDS. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; PROVIDED, HOWEVER, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, the cancellation of a vested Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock underlying the Option and the aggregate exercise price, shall not be an impairment of the Participant's rights that requires consent of the Participant.

14.  GENERAL PROVISIONS.

     14.1 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.2 RECAPITALIZATIONS. Each Option Agreement and Award Agreement shall contain provisions required to reflect the provisions of SECTION 12.1.

     14.3 DELIVERY. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

     14.4 OTHER PROVISIONS. The Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

     14.5 CANCELLATION AND RESCISSION OF AWARDS FOR DETRIMENTAL ACTIVITY.

          (a) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in SECTION 2.19.

          (b) Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in
               SECTION 2.19.

          (c) In the event a Participant engages in Detrimental Activity described in SECTION 2.19 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

     14.6 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.  MARKET STAND-OFF.

     Each Option Agreement and Award Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

17.  TERMINATION OR SUSPENSION OF THE PLAN.

     The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to SECTION 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18.  CHOICE OF LAW.

     The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

19.  EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the VCA Antech, Inc. 2006 Equity Incentive Plan to be executed effective as of the 7th day of March, 2006.

                                      VCA ANTECH, INC.



                                      By:
                                         ---------------------------------------
                                           Robert L. Antin, Chief Executive
                                           Officer and President

                                VCA ANTECH, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of VCA Antech, Inc., a Delaware corporation, which we refer to as the "Company," hereby nominates, constitutes and appoints Robert L. Antin and Tomas W. Fuller, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on Monday, June 5, 2006, which we refer to as the "Annual Meeting," and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE "FOR" ALL ITEMS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Item 1. To elect the nominees as Class I directors:

                                     CLASS I

                                 John M. Baumer

                                  Frank Reddick

   |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

   |_| WITHHELD for all nominees listed above

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:

________________________________________________________________________________

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Item 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm.

         |_| FOR                 |_| AGAINST                |_| ABSTAIN

Item 3. To approve the VCA Antech, Inc. 2006 Equity Incentive Plan.

         |_| FOR                 |_| AGAINST                |_| ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ITEMS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated April 27, 2006 and the accompanying Proxy Statement relating to the Annual Meeting.

                         Dated:___________________________, 2006

                         Signature:_____________________________

                         Signature:_____________________________

                                   _____________________________
                         Signature(s) of Stockholder(s)
                         (See Instructions Below)

                         The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

        |_| Please indicate by checking this box if you anticipate attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE